SCHEDULE 14C
               Information Required in Information Statement
                          SCHEDULE 14C INFORMATION
              Information Statement Pursuant to Section 14(c)
                   of the Securities Exchange Act of 1934
                              (AMENDMENT NO. )

     Check the appropriate box:

     [ ]  Preliminary Information Statement

     [ ] Confidential, For use of the Commission Only (as permitted by Rule 14c-5(d)(2))

     [X]  Definitive Information Statement


                            FRANK E. BEST, INC.

              (Name Of Registrant As Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):
     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii) or 14c-5(g).

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 [set forth the amount on which the filing fee is calculated and state how it was determined]:
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:

     [X]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

                            Frank E. Best, Inc.

                    1995 Annual Meeting of Shareholders

                           Information Statement

                              October 30, 1995

                            FRANK E. BEST, INC.

                NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS

                        To be Held October 30, 1995


          The annual meeting of Shareholders of Frank E. Best, Inc. (the "Corporation") will be held on Monday, the 30th day of October, 1995, at 8:00 a.m., Indianapolis Time, at the Omni Indianapolis North Hotel, 8181 N. Shadeland Ave., Indianapolis, Indiana for the following purposes:

          1. To consider and act upon a proposal to change the Corporation's state of incorporation from the State of Washington to the State of Delaware by approval and adoption of an Agreement and Plan of Merger pursuant to which the Corporation will merge into a newly formed Delaware corporation which is a wholly-owned subsidiary of the Corporation.


          2. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation to expand the permitted activities of the Corporation to the maximum extent permitted under the Washington Business Corporation Act.

          3. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation to state the Corporation s principal place of business.

          4. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation to delete the names and addresses of the initial directors of the Corporation, to permit the Board of Directors to increase the number of members of the Board of Directors and to designate the directors of the Corporation as directors rather than as trustees.

          5. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation eliminating preemptive rights of the Corporation's shareholders.

          6. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation eliminating the right to cumulate votes in the election of directors.

          7. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the Articles of Incorporation to provide for the amendment of the Articles of Incorporation by a majority vote of the Shareholders.

          8. In the event Proposal Number 1 is not approved by the requisite vote of Shareholders, to consider and act upon a proposed amendment to the bylaws to permit the Board of Directors to amend, repeal or make new bylaws for the Corporation.

          9. To elect a Board of three Directors for the ensuing year.

          10. To ratify and approve the selection of Arthur Andersen LLP as auditors for the year 1995.

          11. To transact such other business as may properly come before the meeting.


          Only Shareholders of record on September 29, 1995, are entitled to notice of and to vote at this meeting. You are cordially invited to attend the meeting.

                                   By Order of the Board of Directors,

                                   Gregg A. Dykstra

                                   Secretary
     October 9, 1995

     Indianapolis, Indiana

                            FRANK E. BEST, INC.
                               P.O. Box 50444
                        Indianapolis, Indiana 46250

                           INFORMATION STATEMENT


          WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The principal executive offices of Frank E. Best, Inc. (the "Corporation") are located at 6161 E. 75th Street, Indianapolis, Indiana 46250. This Information Statement will be mailed to Shareholders on or about October 9, 1995.


              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


          Common stock, 598,710 shares of which were outstanding as of September 29, 1995, are the only voting securities of the Corporation. Each share is entitled to one vote. Only holders of common stock of record at the close of business on September 29, 1995 will be entitled to vote at the Annual Meeting of the Shareholders.


     Stock Ownership In the Corporation By Principal Holders


          The following table sets forth the information as of September 29, 1995, with respect to shares of the Corporation's Common Stock which are held by the only persons known to the Corporation to be the beneficial owners of more than 5% of such stock based upon information received from such persons. For purposes of this report, beneficial ownership of securities is determined in accordance with the rules of the Securities and Exchange Commission.

                          Name and Address (1)                      Amount and Nature of              Percent
                           of Shareholders
                                                                    Beneficial Ownership              of Class
                          Russell C. Best                           395,299 (2)(3)                      66%

                          Best Lock Partnership                     204,053                             34%

                          The NBD Bank, N.A.
                          One Indiana Square
                          Indianapolis, Indiana 46204 (4)            77,935                             13%

                          Larry W. Rottmeyer                         77,935 (3)                         13%

                          Gregg A. Dykstra                           77,935 (3)                         13%

         _____________________

     (1) Unless otherwise specified, all addresses are c/o Best Lock Corporation, P. O. Box 50444, Indianapolis, Indiana 46250.





     (2) Includes 204,053 shares held by Best Lock Partnership in which Russell C. Best, a corporation in which Russell C. Best owns all of the voting securities and Best Lock
          Corporation are general partners.


     (3) Includes 77,935 shares held by the Best Lock Corporation Stock Bonus Plan with respect to which such person as a member of the Administrative Committee of the Plan has shared power to direct voting and disposition.


     (4) The NBD Bank, N.A. holds these shares in its capacity as trustee under the Best Lock Corporation Stock Bonus Plan. Prior to 1995, the Trustee voted the shares pursuant to the instructions of the Administrative Committee. Commencing in 1995, pass-through voting rights have been extended to the participants with the Administrative Committee retaining the right to vote shares for which no voting instructions have been received from participants.



     Stock Ownership in the Corporation by Directors and Executive
     Officers


          The following table sets forth information as of September 29, 1995 with respect to beneficial ownership of the Corporation's Common Stock by its directors, director nominees, named executive officers and all directors and executive officers as a group.


                                                                             Amount and Nature of               Percent
                          Name and Office (1)
                                                                             Beneficial Ownership              of Class

                          Russell C. Best, President,
                          Chief Executive Officer and
                          Director (4)                                       395,299 (2)(3)                       66%

                          Mariea L. Best, Director (4)                             1                              -0-

                          Gregg A. Dykstra, Secretary/
                          Treasurer; Director Nominee                         77,935 (3)                          13%

                          All directors and executive
                          officers as a group (5 persons)                     395,300 (2)(3)                      66%

         _____________________


         (1) Walter E. Best resigned all of his positions with the Corporation effective February 15, 1995. R. Gene McCullum resigned as a director on December 30, 1994 and ceased to be employed by Lock as of March 1, 1995. Roger E. Beaverson was replaced as Secretary/Treasurer of the Corporation on March 24, 1995 by Gregg A. Dykstra formerly general counsel of Best Lock Corporation. Mr. Beaverson resigned from employment on June 16, 1995. None of these individuals owns any shares of Common Stock of the Corporation, Best Universal Lock Co. or Best Lock Corporation.



     (2) Includes 204,053 shares held by Best Lock Partnership in which Russell C. Best, a corporation in which Russell C. Best owns all of the voting securities and Best Lock
          Corporation are general partners.


     (3) Includes 77,935 shares held by the Best Lock Corporation Stock Bonus Plan with respect to which such person as a member of the Administrative Committee of the Plan has shared power to direct voting and disposition.

     (4)  Russell C. Best is the spouse of Mariea L. Best.


     Stock Ownership in Best Lock Corporation by Directors and
     Executive Officers


          The following table sets forth information as of Sepember 29, 1995 with respect to beneficial ownership of the common stock of Best Lock Corporation, a subsidiary of the Corporation ("Lock"), by the directors, director nominees and named executive officers of the Corporation and all such directors and executive officers as a group:

                                                                    Amount and Nature of              Percent
                          Name and Office                           Beneficial Ownership              of Class
                          Russell C. Best, President, Chief
                          Executive Officer and Director (4)         107,781.53 (1)(2)(3)                89%

                          Mariea L. Best, Director (4)                     1.00                          -0-

                          Gregg A. Dykstra, Secretary/Treasurer;
                            Director Nominee                          10,539.19 (2)                       9%

                          All directors and executive officers
                          as a group (5 persons)                     107,782.53 (2)(3)                   89%

     ____________________

     (1) Russell C. Best owns beneficially 44% of the outstanding Series A Common Stock, no par value, of Best Universal Lock Co. ("Universal") and the Corporation owns 100% of the outstanding Series B Common Stock, no par value, of Universal. Russell C. Best owns beneficially 66% of the outstanding Common Stock of the Corporation. Russell C. Best is a director, president and chief executive officer of each of the Corporation, Universal and Lock. Universal is the record owner of 95,556.34 shares of Common Stock of Lock.


     (2) Includes 10,539.19 shares held by the Best Lock Corporation Stock Bonus Plan with respect to which such person as a member of the Administrative Committee has shared power to direct voting and disposition.


     (3)  Includes 95,556.34 shares held by Universal in which Russell
          C. Best is a director, president and controlling shareholder.

     (4)  Russell C. Best is the spouse of Mariea L. Best.


     Stock Ownership in Best Universal Lock Co. by Directors and
     Executive Officers


          The following table sets forth information as of September 29, 1995 with respect to beneficial ownership of the Common Stock of Best Universal Lock Co. ("Universal"), a subsidiary of the Corporation, by the directors, director nominees and named executive officers of the Corporation and all such directors and executive officers as a group.


                                                                    Amount and Nature of              Percent
                          Name and Office                           Beneficial Ownership              of Class
                          Russell C. Best, President,
                          Chief Executive Officer and
                          Director (3)                              338,176 (1)(2)                       88%

                          Mariea L. Best, Director (3)                    1                              -0-

                          Gregg A. Dykstra, Secretary/Treasurer;
                            Director Nominee                         27,262 (2)                           7%

                          All directors and executive
                          officers as a group (5 in number
                          including directors named above)           338,177 (1)(2)                      88%

     ______________________


     (1) Includes 300,000 shares held by Frank E. Best, Inc. in which Russell C. Best is a director, president and a controlling shareholder and 8,787 shares held by the Best Lock Partnership in which Russell C. Best, a corporation in which Russell C. Best owns all of the outstanding voting securities and Best Lock Corporation are general partners.


     (2) Includes 27,262 shares held by the Best Lock Stock Bonus Plan with respect to which such person as a member of the Administrative Committee has shared power to direct voting and disposition.

     (3)  Russell C. Best is the spouse of Mariea L. Best.



                             CHANGE IN CONTROL


          A change in control of the Corporation occurred on May 18, 1994. On that date, Russell C. Best, then Vice-President and a Director of the Corporation, purchased 114,325 shares of the common stock of the Corporation. The Corporation has 598,710 shares of common stock issued and outstanding. After the purchase, Russell C. Best controlled, directly or indirectly, 50.27% of the outstanding common stock of the Corporation. This voting control of the Corporation was based on the following stock ownership:

               Name of Shareholder         Number of Shares

               Russell C. Best                    115,812

               Walter E. Best Co., Inc.*          185,188
                                                  -------
               Total                              301,000
                                                  =======

          * Russell C. Best owns all of the voting common stock of Walter E. Best Co., Inc. ("WEBCO").
               Accordingly, he is in effective control of the manner in which the shares of the Corporation owned by WEBCO are voted.

          After the purchase of the Corporation's stock as described above, Russell C. Best beneficially owned, directly or indirectly, approximately 50.27% of the voting securities of the Corporation, taking into consideration the 185,188 shares of the Corporation's common stock owned by WEBCO and the 115,812 shares of the Corporation's common stock individually owned by Russell
     C. Best. Currently, Russell C. Best beneficially owns approximately 66% of the Corporation's common stock as a result of the attribution to him of shares held by the Best Lock Partnership in which Russell C. Best, WEBCO and Lock are general partners and shares held by the Best Lock Stock Bonus Plan with respect to which he has shared powers of voting and disposition in addition to the shares individually owned by him.


          Russell C. Best purchased the 114,325 shares of the Corporation's common stock from Bank One, Indianapolis, NA, as Trustee of the Walter E. Best Irrevocable Trust, under a Trust Agreement dated December 28, 1972, at a price of $29.36 per share, for a total consideration of $3,356,582. Russell C. Best purchased the 114,325 shares with the proceeds of a loan in the amount of $3,400,000 from Best Lock Corporation ("Lock"), a subsidiary of a subsidiary of the Corporation. The loan was made in accordance with the terms of the Employment Agreement between Lock and Russell C. Best, dated May 5, 1994 and described below in "Compensation Committee Interlocks and Insider Participation - Employment Agreement and Agreement Respecting Sale of Stock." Prior to the acquisition of control by Russell C. Best, no single person possessed control of the Corporation.

                     NOMINEES FOR ELECTION AS DIRECTORS

        At the meeting three directors are to be elected to serve for a term of one year and until their successors shall be elected and qualified. The following slate of three nominees has been chosen by the Board of Directors and the Board recommends that each be elected.

                                                            Position Held
                                                          With Corporation                                 Director
         Name
                                      Age              Or Principal Occupation                             Since


         Russell C. Best (1)          34               Chairman of the Board of                            1991
                                                       Best Lock Corporation since March, 1995;
                                                       President of Best Lock Corporation since
                                                       February 15, 1995; Chief Executive Officer
                                                       of Best Lock Corporation since May,
                                                       1994; Executive Vice President
                                                       of Best Lock Corporation from June, 1992
                                                       to May, 1994; Marketing Director
                                                       of Best Lock Corporation from 1989-1992;
                                                       President and Chief Executive Officer
                                                       of the Corporation and Best Universal
                                                       Lock Co. since February 15,
                                                       1995; prior thereto Vice President of
                                                       the Corporation and Best Universal Lock Co.
                                                       from prior to 1990; director of
                                                       the Corporation, Best
                                                       Lock Corporation and Best
                                                       Universal Lock Co.

         Mariea L. Best (1)           32               Sole shareholder and president of                   1995
                                                       Best Event and Travel, Inc., a travel
                                                       agency, from 1991-1994; Special Event
                                                       Coordinator for Wiersma from 1987-1990;
                                                       Director of the Corporation,
                                                       Best Lock Corporation
                                                       and Best Universal Lock Co.


         Gregg A. Dykstra             39               Secretary/Treasurer of the Corporation,            nominee
                                                       Best Lock Corporation and Best Universal
                                                       Lock Co. since March, 1995; General Counsel
                                                       of Best Lock Corporation since November, 1989

         If the Reincorporation Proposal hereinafter described is approved by the Shareholders, the Board of Directors will consist of five members. The directors intend to elect the following individuals to fill the vacancies created thereby.


     Larry W. Rottmeyer           39               Vice President and General Manager
                                                       of Business Development
                                                       of Best Lock Corporation since
                                                       June, 1995; Vice President of
                                                       Marketing of Best Lock Corporation



                                                       from October, 1994 to June, 1995;
                                                       chief executive officer/president
                                                       for Marcon Corporation,
                                                       an independent marketing and
                                                       research firm, from October, 1994 to
                                                       to June, 1995; chief executive officer/
                                                       president and senior marketing consultant
                                                       for Marcon Corporation from
                                                       1987 to October, 1994


         Eric M. Fogel                40               Partner in the law firm of Holleb &
                                                       Coff, Chicago, Illinois, since
                                                       December 1993; associate in the law
                                                       firm of Sonnenschein Nath & Rosenthal,
                                                       Chicago, Illinois, from July, 1989
                                                       to November, 1993

     ______________________

     (1)     Russell C. Best is the spouse of Mariea L. Best.


          The Board of Directors does not have standing audit, nominating or compensation committees.


          The Board of Directors of the Corporation held one meeting and conducted business by unanimous written consent in lieu of meeting one time during 1994. All directors were present at such meeting.



          Effective April 1, 1995 each member of the Board of Directors of the Corporation will be entitled to fees for services rendered in his or her capacity as a director in the amount of $5,000 per fiscal year.



                           EXECUTIVE COMPENSATION

     Board of Directors Compensation Report


     In General

          All of the compensation received by the Corporation's executives is paid by Lock, the Corporation's primary operating subsidiary. Accordingly, all executive compensation decisions are made by the Board of Directors of Lock, the members of which typically constitute the Board of Directors of the Corporation. The Board of Directors of Lock does not have a compensation committee or other board committee performing similar functions. The compensation for executive officers of the Corporation consists primarily of salary and a cash bonus. Executive officers also participate, along with other employees, in the Best Lock Corporation Stock Bonus Plan, a qualified, non-contributory defined benefit pension plan, a bonus plan and a 401(k) plan. In 1994, Lock made no contributions to the Stock Bonus Plan. Also, during 1994, Lock implemented the 401(k) plan.


          In determining the levels of salary and bonus, the Board of Directors of Lock considers a number of factors, including corporate performance, internal compensation equity, external pay practices for comparable companies and the executive's level of responsibility, experience and expertise as well as its subjective evaluation of the performance of the executive. The Directors refer to several outside surveys and studies of companies similarly situated in size and profitability, and utilize consultants and other outsiders in establishing the various pay levels of the executives.

     Chief Executive Officer

          On May 5, 1994, Lock and Russell C. Best entered into an Employment Agreement pursuant to which Russell C. Best assumed the duties of Chief Executive Officer of Lock. The initial term of this agreement expires December 31, 1998; however, the term is automatically extended by one additional year on December 31 of each year unless earlier terminated by notice of either party to the other at least thirty (30) days prior to December 31 of each year. The agreement provides for a base salary of $425,000 per year, subject to increases for inflation, individual performance of Mr. Best, overall corporate performance and adjustments to salary of other senior management, plus the participation of Russell C. Best in all general and executive compensation and benefit plans of Lock, including any incentive or bonus plans.

          In March, 1995, the Board of Directors of Lock reviewed the performance of Mr. Best since he assumed the duties of Chief Executive officer in May, 1994 and recognized the following factors as evidence of the excellent performance of Mr. Best:

          1. Lock's net income before provision for income taxes increased from $1,149,518 in the year ended December 31, 1993 to $2,208,155 in the year ended December 31, 1994;

          2. Lock's earnings per share increased by 92% from $8.76 for the 1993 year to $16.83 for the 1994 year;

          3. Lock's sales revenues increased by 6.24% from $98,521,396 for the 1993 year to $104,669,003 for the
               1994 year;


     Certain members of the Board of Directors also reviewed certain compensation survey research data analyzed by an outside consultant with respect to compensation levels of chief executive officers of corporations comparable to Lock. In light of these factors and the review of compensation survey research data and consistent with the terms of the employment agreement, the Board of Directors of Lock determined that Mr. Best should be paid a bonus in the amount of $340,000 for his performance in calendar year 1994 and as an incentive for him to continue to perform at an excellent level. In light of these same factors and in accordance with the employment agreement, the Board of Directors of Lock also determined to increase Mr. Best's annual base compensation from $425,000 to $615,000 effective as of April 1, 1995.


          Prior to May, 1994, Walter E. Best was the Chief Executive Officer of Lock. Mr. Best, is the eldest son of the inventor and founder of Lock, Frank E. Best. Walter E. Best was in this position since 1966 and has numerous patents in the locking art. An important element in the determination of his compensation was his continuing effort to focus Lock in its traditional areas of strength.


                                   Submitted by Board of Directors


                                   Russell C. Best, Mariea L. Best

     Compensation

          The information in the following table discloses all remuneration paid to the five most highly compensated executive officers of the Corporation, for services in all capacities to the Corporation and its subsidiaries during the fiscal years ended December 31, 1994, 1993, and 1992.

                              Summary Compensation Table

                                                                    Annual Compensation
                                                                                                         All other (6)
         Name and Principal Position           Year           Salary              Bonus (5)               Compensation

         Walter E. Best (1)                    1994           $444,965            $ 3,665                $  1,450
         Chairman and President                1993            435,668               1,779                  1,817
         Director                              1992            430,443                 420                  1,997

         Russell C. Best (2)                   1994           $406,657            $343,665                  -0-
         Chief Executive Officer               1993            250,705               1,779               $  1,750
         Director                              1992            238,591                 420                  1,920


         R. Gene McCullum (3)                  1994           $191,473            $  2,015               $  3,000
         Vice-President, Administration        1993            196,706               1,779                  1,474
          of Lock Director                     1992            209,674                 420                  1,762


         Roger E. Beaverson (4)                1994           $182,019            $  2,015               $  3,000
         Secretary/Treasurer                   1993            189,777               1,779                  1,438
                                               1992            204,099                 420                  1,733

         Gregg A. Dykstra (4)                  1994           $155,832            $ 11,475               $  1,067
         Secretary/Treasurer                   1993            147,148               1,779                  1,099
                                               1992            124,891                 420                  1,045

     _____________________

     (1)  Resigned February 15, 1995.

     (2) Appointed Chief Executive Officer of Best Lock Corporation effective May 1, 1994.

     (3) Resigned as Director on December 30, 1994. Employment terminated March 1, 1995.

     (4) Roger E. Beaverson was replaced as Secretary/Treasurer of the Corporation on March 24, 1995, by Gregg A. Dykstra formerly General Counsel of Lock. Mr. Beaverson resigned from employment on June 16, 1995.

     (5) In 1992 and 1993, the bonus payments were flat amounts. In 1994, the bonus payments consisted of a flat base amount plus a percentage based on the employee's achievement of certain business objectives. In the case of Gregg A.



          Dykstra, the bonus amount for 1994 includes $9,900 in recognition of services performed in connection with the internal reorganization of the Corporation. In the case of Russell C. Best, the bonus amount for 1994 includes an amount equal to $340,000 in recognition of services performed in calendar year 1994, payable in accordance with the employment agreement with Russell C. Best described in the Board of Directors Compensation Report.

     (6) For 1992 and 1993 these amounts represent contributions by Lock to the Best Lock Corporation Stock Bonus Plan, a defined contribution plan,on behalf of the named executive officers. For 1994, these amounts represent contributions by Lock to the 401(k) plan on behalf of the named executive officers.



     Compensation Pursuant to Plans

          The Best Lock Corporation Stock Bonus Plan is a qualified noncontributory defined contribution plan available to all employees above the age of 21 with one year of full-time service. Voluntary contributions by Lock, a subsidiary of the Corporation, to the plan are made upon the authority of the Board of Directors, and are allocated on the basis of annual compensation and years of service. The funds of the Plan are to be invested primarily in securities of the Corporation or its affiliates. Amounts are distributed from the Plan upon the resignation, retirement, termination, or death of the employee in accordance with Plan provisions. Employer contributions for the account of the individuals named in the Summary Compensation Table are included in that table under All Other Compensation.

          Lock implemented a 401(k) profit sharing plan during 1994 covering all employees who had completed one year of continuous service and had reached the age of 21 years as of October 1, 1994. Employer contributions to the 401(k) Plan are determined by the Board Directors. Participants begin vesting in employer contributions after 1 year of service at which time they are 20% vested. Employees become 100% vested after 5 years of service. Employer contributions for the account of the individuals named in the Summary Compensation Table are included in that table under All Other Compensation.

          Messrs. Russell C. Best, R. Gene McCullum and Roger E. Beaverson, along with all other employees as of September, 1989, participate in a qualified noncontributory defined benefit pension plan approved by Lock's Board of Directors in 1989. The monthly benefit payable thereunder is based on the employee's compensation and years of past service as of September 1, 1989. The benefits under the plan are stated in terms of a monthly payment at age 65 determined by the product of three components:
     (1) September 1, 1989 basic monthly pay rate; (2) one percent; and (3) the greater of (a) two or (b) the participant's period of employment (in years and months) through August 31, 1989. Normal retirement age is 65, with provisions for earlier retirement with reduced benefits. Such payments are to be made for their lifetime, following which 50% of the monthly amount will be provided for the lifetime of a surviving spouse. The estimated annual benefits payable upon retirement at 65 to each of Mr. Best, Mr. McCullum and Mr. Beaverson are $5,920, $37,489 and $35,870, respectively.

          Effective in 1989, Lock executed a Supplemental Retirement Benefit Agreement with Walter E. Best. The payments to be made under this agreement are based on his compensation and years of past service as of September 1, 1989, and are payable on a monthly basis following his retirement. Such payments are to be made for his lifetime, following which 50% of the monthly amount will be provided for the lifetime of his surviving spouse. The estimated annual benefits payable to Walter E. Best under this benefit agreement as of December 31, 1994 are $132,300.


     Compensation Committee Interlocks and Insider Participation


          Russell C. Best, President and Chief Executive Officer of the Corporation, Walter E. Best, former President and director of the Corporation, and R. Gene McCullum, former Vice-President Administration of Lock and director of the Corporation participated in deliberations of the Board of Directors of Lock concerning executive officer compensation. During calendar year 1994, each of these individuals was also a member of the Board of Directors and an executive officer of Lock and/or Best Universal Lock Co. ("Universal"), each of which is a subsidiary of the Corporation. The Board of Directors of Lock sets the compensation for the executive officers and does not have a compensation committee.


     Certain Transactions


          Shortly after the change in control of the Corporation described in "Change in Control," Russell C. Best began to implement organizational changes in Lock for the purpose of streamlining operations to reduce costs that would have resulted in a diminution in pay for certain management positions. Walter
     E. Best objected to these changes and in August, 1994 threatened Lock, Russell C. Best and Gregg A. Dykstra, then General Counsel of Lock, with a stockholder derivative action for mismanagement and the two individuals with an action for common law fraud (not securities fraud). On February 15, 1995, Lock settled all claims arising from the threatened derivative action as well as the claims threatened against the two individuals (the "Settlement"). The material components of the settlement include: (1) the resignation of Walter E. Best from the Board of Directors and as President of each of the Corporation, Lock and Universal; (ii) the resignation of Richard E. Best and Marshall W. Best as officers and employees of Lock and the resignation of Robert W. Best as an employee; (iii) the payment of the total sum of approximately $2,050,000 as severance, vacation and bonus payments to Walter E. Best, Robert W. Best, Richard E. Best, Marshall W. Best and Edwina McLemore, an employee of Lock; (iv) the payment of the total sum of $1,240,000 in exchange for covenants not to compete from Walter E. Best, Robert W. Best, Richard E. Best and Marshall W. Best; and (v) the payment of the total sum of $8,178,296 for the acquisition of shares of Lock and interests in a partnership as described below. The covenants not to compete referenced above prohibit each of the individuals for a period of five years from engaging in or having an interest in any business in the locking or security business or from using the name "Best" in association with any business in competition with Lock except, however, that in the case of Richard E. Best, Marshall W. Best and Robert W. Best the prohibition against engaging in, or having an interest in, a competing business extends for only two years provided that a member of the Best family does not own more than a de minimus equity interest in such a business.

          As a part of the Settlement, Lock cancelled indebtedness in the approximate amount of $28,690.97 owed as of February 15, 1995 by each of Robert W. Best, Richard E. Best and Marshall W. Best to Lock in connection with Lock's prior interest in part of the proceeds of a joint and survivor life insurance policy owned by Robert W. Best as Trustee of the Walter Edwin Best Irrevocable Life Insurance Trust and agreed to reimburse Walter E. Best for up to approximately $82,000 in legal fees incurred by Mr. Best in formulating and considering the claims threatened against Lock and the two individuals.



          On February 15, 1995, Lock, which is a subsidiary of Universal, which is in turn a subsidiary of the Corporation, purchased an eighty-seven percent (87%) non-voting partnership interest in Best Lock Partnership, a newly formed Indiana general partnership (the "Partnership") for the total consideration of $5,582,625.59. This acquisition was made in two steps. First, on February 15, 1995, Lock acquired an eighty-four and one-half percent (84.5%) interest in the Partnership by purchasing non-voting interests in the Partnership from members of the Best
     family for a total consideration of $4,521,433.67.   Second, Lock
     acquired a two and one-half percent (2.5%) interest in the Partnership directly from the Partnership for $1,061,191.92.



          The Partnership then acquired shares of capital stock in the Corporation and Universal from members of the Best family for the aggregate purchase price of $1,061,191.92.



          Finally, Lock acquired shares of its own common stock from members of the Best family at an aggregate purchase price of $2,595,670.



          After the consummation of these transactions, the total assets of the Partnership were $6,571,711.60. Russell C. Best, President of the Corporation and a member of the Corporation's Board of Director's, and Walter E. Best Company, Inc., an affiliated corporation the voting shares of which are all owned by Russell C. Best, are the holders of the remaining thirteen percent (13%) interest in the Partnership, which thirteen percent

     (13%) interest represents the entire voting interests of the Partnership.



          The information in the following table discloses payments received by members of the Best family in connection with the settlement in the categories identified.

                                 Purchase        Purchase         Purchase        Purchase         Severance
                                 Price for       Price for        Price for       Price for        and Vacation      Noncom-
                                 Partnership     Corporation's    Lock            Universal        /Bonus            petition
         Name                    Interests       Shares           Shares          Shares           Payments          Payments

         Walter E. Best                   -0-    $      293.60    $    770.00     $     329.80     $  695,132.80     $640,000.00

         The Huntington Trust             -0-       349,119.76           -0-              -0-               -0-             -0-
          Company, NA, as the
          trustee of the
          Walter E. Best
          Irrevocable Trust

         Walter E. Best, as       3,532,521.46            -0-            -0-              -0-               -0-             -0-
          the trustee of the
          Walter E. Best
          Revocable Trust

         Robert W. Best             250,323.45       43,746.40     734,195.00       140,737.88       429,774.56       200,000.00

         Denise Best                 31,223.14            -0-            -0-              -0-              -0-              -0-

         Richard E. Best            250,323.45       43,658.32     649,495.00       140,737.88       442,563.08       200,000.00

         Amber Best                  31,223.14            -0-            -0-              -0-              -0-              -0-

         Marshall W. Best           250,323.45       43,658.32     649,495.00       140,737.88       439,360.24       200,000.00

         Tracey Best                 31,223.14            -0-            -0-              -0-              -0-              -0-

         Dona J. Best, as           144,272.44            -0-      561,715.00       158,172.08             -0-              -0-
          trustee of the
          Dona J. Best
          Revocable Trust







          The relationships among the parties are as follows: Prior to February 15, 1995, Walter E. Best was President, Chairman, and a member of the Board of Directors of each of the Corporation, Universal, Lock and Walter E. Best Company, Inc. He is the father of the Corporation's current President, Russell C. Best, Robert W. Best, Richard E. Best and Marshall W. Best. Prior to

     February 15, 1995, Robert W. Best was Assistant to the President of Lock. He is a brother of the Corporation's current President, Russell C. Best. Prior to February 15, 1995, Richard E. Best was a Vice President of Lock. He also is a brother of the Corporation's current President, Russell C. Best. Prior to February 15, 1995, Marshall W. Best was a Vice President of Lock. He also is a brother of the Corporation's current President, Russell C. Best. The Walter E. Best Revocable Trust is a revocable trust established by Walter E. Best. The Dona J. Best Revocable Trust is a revocable trust established by Dona J. Best who is the mother of Russell C. Best, Robert W. Best, Richard E. Best and Marshall W. Best. Denise Best is the spouse of Robert
     W. Best; Amber Best is the spouse of Richard E. Best; and Tracey Best is the spouse of Marshall W. Best.


          The purchase price of the shares of the Corporation, Universal and Lock were based on the respective appraised values of such shares as of December 31, 1993 as determined by an independent appraiser, Sigurd R. Wendin & Associates, Inc. of Birmingham, Michigan.

          Lock's acquisition of its interest in the Partnership and its redemption of its own common shares were funded through a line of credit obtained by Lock from Huntington National Bank of Indianapolis, Indiana.


          The series of transactions described above was approved unanimously by the Boards of Directors of the Corporation and of Lock and was undertaken pursuant to an Agreement dated
     February 15, 1995. An opinion was rendered by Merrill Lynch, Pierce, Fenner & Smith Incorporated to Lock's Board of Directors that the settlement transactions, including the severance and non-competition payments, were fair to Lock from a financial point of view.


     Employment Agreement and Agreement Respecting Sale Of Stock

          On May 5, 1994, Lock and Russell C. Best entered into an Employment Agreement pursuant to which Russell C. Best assumed the duties of Chief Executive Officer of Lock. The initial term of the Employment Agreement expires December 31, 1998; however, the term is automatically extended by one additional year on December 31 of each year unless earlier terminated by notice by either party to the other at least thirty (30) days prior to December 31 of such year.

          The Employment Agreement provides for a base salary of a minimum of $425,000 per year, subject to increases for inflation and other factors, plus the participation of Russell C. Best in all general and executive compensation and benefit plans of Lock, including any incentive or bonus plans. See "Board of Directors Compensation Report - Chief Executive Officer." The Employment Agreement further provides for a loan of up to $3,400,000 to Russell C. Best, to be repaid to Lock over a thirty year period with interest at 7.2% per annum.

          The Employment Agreement also provides severance benefits in the event of termination of employment under certain circumstances. In the event of termination of employment by Lock without "cause" or by Russell C. Best with "cause" (as such terms are defined in the Employment Agreement), he will receive in each year throughout the unexpired portion of the term of the Employment Agreement, including any extensions occurring prior to the date of termination, his then current base salary, plus the average of the aggregate amounts of any bonuses, incentive payments, and/or contingent compensation received by him in each of the three immediately preceding calendar years. If Lock terminates Russell C. Best's employment with "cause," or if he terminates employment without "cause," Russell C. Best would forfeit all compensation and benefits following such termination.


          Consistent with the terms of the Employment Agreement, on May 18, 1994, Lock loaned $3,400,000 to Russell C. Best pursuant to the terms of a Loan Agreement dated May 5, 1994, to which Lock and Russell C. Best are parties. The terms of the loan were as provided in the Employment Agreement. The current outstanding principal balance of the loan is $3,334,001. The loan is secured by 113,311 shares of the Corporation's Common Stock and 451 shares of Universal. See "Change In Control." Such shares will be released pro rata from the pledge as the principal of the loan is repaid to Lock.


          On May 16, 1994, Lock entered into an Agreement Respecting Sale of Stock (the "Put Agreement") with Russell C. Best. The Put Agreement provides that Russell C. Best has the right, exercisable at any time on or before December 31, 1994, to require Lock to purchase from him any shares of the Corporation owned by him at the time of exercise at a price of $29.36 per share. The right was not exercised and the Put Agreement has expired.

     Other Transactions


          Walter E. Best is the president and owns in excess of 10% of the stock of Best Aircraft Corporation. During the past fiscal year, Lock leased aircraft and automobiles from Best Aircraft Corporation, paying $180,656 for such services. As part of the Settlement, all of the automobile leases were cancelled and Lock purchased the automobiles used by its employees for an amount equal to the bank indebtedness owed by Best Aircraft Corporation with respect to each such automobile as of February 15, 1995. Larry Rottmeyer, who became Vice President of Marketing of Lock in 1994, was the president of, and owned in excess of 10% of, Marcon, Inc. Lock purchased market research services from Marcon, Inc. during 1994 paying $291,716 for such services.
     Mr. Rottmeyer is no longer a shareholder or officer of Marcon, Inc.


                             PERFORMANCE GRAPH

          The information in the following line graph compares the yearly change in the cumulative total shareholder return on the

     Corporation's common stock with the cumulative total return of the S & P Composite 500 Index and a selected peer group of companies for the period of five years commencing December 31, 1989 and ending December 31, 1994.

          The graph and table that follows assume that $100 was invested on December 31, 1989 in Frank E. Best, Inc. common stock, the S & P 500 Index and stock of the peer group. The peer group consists of publicly traded companies in industries similar to the Company: Ingersoll-Rand Co., Knape & Vogt Mfg. Co., Masco Corporation, Stanley Works and L.S. Starrett Co. Total return assumes that all dividends are reinvested.

















                       1989      1990      1991      1992      1993      1994
     Frank E.
       Best, Inc.   $100.00   $102.03   $118.93   $157.14   $163.85   $163.85
     S & P 500      $100.00   $ 97.00   $126.00   $136.00   $150.00   $152.00
     Peer Group     $100.00   $ 75.14   $109.13   $127.20   $159.12   $129.14



              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has selected the firm of Arthur
     Andersen LLP as independent auditors of the accounts of the Corporation and its consolidated subsidiaries for the fiscal year 1995.

          The Board of Directors recommends a vote for the proposal to approve the appointment of Arthur Andersen LLP. In the event the appointment of Arthur Andersen LLP should not be approved by the Shareholders, the Board of Directors will make another appointment to be effective at the earliest feasible time, either this fiscal year or the next.

          Representatives of Arthur Andersen LLP are not expected to be at the shareholders' meeting.


                   PROPOSAL TO REINCORPORATE IN DELAWARE

          The following discussion summarizes certain aspects of the proposed reincorporation of the Corporation from the State of Washington to the State of Delaware (the "Reincorporation") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") between the Corporation and Frank E. Best, Inc., a Delaware corporation ("Best-Delaware") (the "Reincorporation Proposal"). This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the Delaware General Corporation Law ("Delaware Law") and the Washington Business Corporation Act ("Washington Law"), the Merger Agreement, a copy of which is attached to this Information Statement as Exhibit A, the Certificate of Incorporation of Best-Delaware (the "Delaware Certificate"), a copy of which is attached to this Information Statement as Exhibit B, and the Bylaws of Best-Delaware (the "Delaware Bylaws"), a copy of which is attached to this Information Statement as Exhibit C.

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE
     REINCORPORATION" UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE AND ADOPT, THE MERGER AGREEMENT AND THE REINCORPORATION PROPOSAL.

     Principal Reasons for the Reincorporation

          For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Corporation. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the Delaware Law and establishing public policies with respect to corporations incorporated in Delaware. Consequently, Delaware Law is comparatively well known and understood. It is anticipated that, as in the past, Delaware Law will continue to be interpreted and explained in a number of significant court decisions. The Board of Directors believes that reincorporation in Delaware should provide greater predictability with respect to the Corporation's corporate affairs.

     Principal Features of the Reincorporation

          The Reincorporation will be effected by the merger (the "Merger") of the Corporation with and into Best-Delaware, a wholly-owned subsidiary of the Corporation which will be incorporated under Delaware Law for purposes of the Merger. Best-Delaware will be the surviving corporation in the Merger and will continue under the name of Frank E. Best, Inc. The Corporation will cease to exist as a result of the Merger.

          The Merger will not become effective until the requisite shareholders approval of the Reincorporation Proposal has been obtained and the Merger Agreement or an appropriate certificate of merger is filed with the Secretary of State of the State of Delaware and the Secretary of State of the State of Washington.

          At the effective time of the Merger, the Corporation will be governed by the Delaware Certificate, the Delaware Bylaws and Delaware Law.

          Upon completion of the Merger, each outstanding share of Common Stock of the Corporation will be converted into one share of Common Stock of Best-Delaware. As a result, the existing shareholders of the Corporation will automatically become shareholders of Best-Delaware, the Corporation will cease to exist and Best-Delaware will continue to operate the business of the Corporation under the name Frank E. Best, Inc. The stock certificates of the Corporation will be deemed to represent the same number of Best-Delaware shares as were represented by the Corporation's stock certificates prior to the Reincorporation.
     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES FOR BEST-DELAWARE STOCK CERTIFICATES. Following the Reincorporation, previously outstanding stock of the Corporation will constitute "good delivery" in connection with sales through a broker, or otherwise, of shares of Best-Delaware. Upon completion of the Reincorporation, the authorized capital stock of Best-Delaware will consist of 600,000 shares of Common Stock, $1.00 par value, which is identical to the authorized capital stock of the Corporation.

          The Reincorporation will not result in any change to the daily business operations of the Corporation or the present location of the principal executive offices of the Corporation in Indianapolis, Indiana. The consolidated financial condition and results of operations of Best-Delaware immediately after the consummation of the Reincorporation will be identical to that of the Corporation immediately prior to the consummation of the Reincorporation. In addition, at the effective time of the Merger the Board of Directors of Best-Delaware will consist of those persons elected directors of the Corporation at the Annual Meeting. The size of the Board of Directors will be increased to five and the directors intend to elect the persons described in "Nominees For Election As Directors" to fill the vacancies. In addition, the individuals serving as executive officers of the Corporation immediately prior to the Merger will serve as executive officers of Best-Delaware upon the effectiveness of the Merger.

          A vote for approval and adoption of the Merger Agreement and Reincorporation Proposal will also constitute specific approval of the Delaware Certificate and the Delaware Bylaws.

          Confirmation and adoption of the Merger Agreement and the Reincorporation Proposal will affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this entire Information Statement and the Exhibits to the Information Statement before voting.

     Dissenters' Rights of Appraisal

          In China Products North America, Inc. v. Manewal, et al, 69 Wash. App. 767, 850 P.2d 565 (1993), the Washington Court of Appeals held that although a merger is among the corporate actions that would trigger dissenters' rights under the Washington Law, a merger of an existing corporation into a shell subsidiary corporation formed for the sole purpose of changing corporate domicile from the State of Washington to the State of Delaware is not a significant enough change in the scope of the business enterprise or in shareholders rights to warrant the triggering of dissenters' rights. In reaching this conclusion the court was persuaded by the fact that the majority shareholder group in China Products owned more than two-thirds of the voting stock. The court reasoned that since the controlling shareholder group had the power to eliminate most of the statutory differences between Washington and Delaware law by approving amendments to the articles and bylaws of the Washington corporation, this substantially undermined a claim that a change in the state of incorporation would have significance to the dissenters. Similarly, Russell C. Best beneficially owns 66% of the Corporation's shares and, thus, has the power to cause the adoption of most of the changes in shareholders rights which will result from reincorporation through amendments to the Corporation's Articles and Bylaws. Accordingly, although under Washington Law shareholders have the right, under certain circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, Washington Law does not permit dissenters' rights in connection with the Reincorporation.

     Amendment, Deferral or Termination of the Merger Agreement


          If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable time. However, the Merger Agreement provides that the Merger Agreement may be amended, modified or supplemented before or after approval by the shareholders of the Corporation; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Corporation's shareholders unless it has been approved by the shareholders. The Merger Agreement also provides that the Corporation may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors such action would be advisable. The Merger Agreement provides that the consummation of the Merger is subject to certain conditions, including the absence of pending or threatened litigation regarding the Reincorporation.


     Comparison of Washington and Delaware Corporate Law and Summary of Charter and Bylaw Changes

          Washington Law and Delaware Law are similar in many respects but there are differences that may affect the rights of stockholders. The following includes a summary of certain similarities and differences between Washington Law and Delaware Law. Approval by stockholders of the Reincorporation will also constitute approval of the Delaware Certificate and Delaware Bylaws. The following discussion also highlights certain differences in stockholder rights which will result from the implementation of the Delaware Certificate and Delaware Bylaws. This discussion is not exhaustive and is qualified in its entirety by reference to the specific provisions of Delaware Law and Washington Law, the Delaware Certificate and Delaware Bylaws.

     Vote Required For Mergers, Consolidations and Dissolution

          Delaware Law relating to mergers and other corporate reorganizations differs from Washington Law in several respects. Both Washington and Delaware Law provide for a shareholder vote (except as indicated below and for certain "short-form" mergers between a parent corporation and its 90% subsidiaries) of both the acquiring and acquired corporations to approve mergers and of the selling corporation for the sale by such corporation of all or substantially all of its assets. Both Washington and Delaware Law provide for a shareholder vote to approve the dissolution of a corporation. In addition, Washington Law requires the approval of the shareholders of an "acquired corporation" (which is defined as a corporation whose shares will be acquired in the transaction) in a share exchange transaction. Delaware Law does not have specific provisions relating to share exchanges.

          Delaware Law does not require a shareholder vote of the surviving corporation in a merger if (i) the merger agreement does not amend the existing certificate of incorporation; (ii) each outstanding or treasury share of the surviving corporation in the merger is unchanged after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to such issuance. By contrast, Washington Law requires a shareholder vote of the surviving corporation in a merger if the merger results in any increase in the number of "participating shares" (defined as shares that entitle their holders to participate without limitation in distributions) or "voting shares" (defined as shares that entitle their holders to vote unconditionally in elections of directors) outstanding.

          To obtain shareholder approval of a merger or consolidation, or a sale of all or substantially all of its assets, Delaware Law requires a corporation to receive an affirmative vote of holders of at least a majority of the outstanding stock of the corporation entitled to vote thereon. Generally, Washington Law provides that shareholder approval of a merger, share exchange or sale of all or substantially all of the assets requires the affirmative vote of holders of at least two-thirds (2/3) of all shares entitled to vote on the matter. Additionally, separate voting by voting groups may be required in connection with such transactions under Washington Law. See "Separate Voting by Voting Groups." Delaware Law also requires an affirmative vote of holders of a majority of the outstanding stock to approve a dissolution of the corporation. By contrast, Washington Law generally requires approval by holders of at least two-thirds (2/3) of all votes entitled to be cast on a dissolution proposal.

          Washington Law also permits the board of directors to condition its submission of a proposal for a merger, share exchange, sale of all or substantially of the assets or dissolution on any basis, including a greater vote and separate voting by voting groups (if not otherwise required).

     Appraisal Rights

          Both Delaware Law and Washington Law allow stockholders, under certain circumstances, to dissent from certain corporate transactions and to receive fair value for their shares in lieu of the consideration they would otherwise receive in the transactions. Unless a corporation's certificate of incorporation provides otherwise, Delaware Law does not require such dissenters' rights of appraisal with respect to a merger or consolidation by (i) holders of shares a class of which is either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive consideration consisting solely of one or more of the following: (a) shares of the surviving corporation, (b) shares of such a listed or widely held corporation or (c) cash in lieu of fractional shares, or
     (ii) holders of shares of a surviving corporation in a merger if the merger does not require approval of such stockholders. Delaware Law does not provide stockholders of a corporation with appraisal rights in a merger of the corporation into a subsidiary of the corporation or in a reorganization where the corporation acquires another business through the issuance of its stock in exchange for the assets or the outstanding stock of the business to be acquired. Washington Law allows for appraisal rights in connection with, among other transactions, (i) a merger requiring shareholder approval, (ii) a short form merger with a subsidiary of the corporation, and (iii) a share exchange requiring shareholder approval. However, as discussed under "Reincorporation Proposal -- Dissenters' Rights of Appraisal," Washington Law does not generally recognize dissenters' rights of appraisal with respect to a reincorporation merger.

     Cumulative Voting

          Under Delaware Law, cumulative voting (which permits holders of less than a majority of the voting securities of a corporation to cumulate their votes and elect a director in certain situations) is not available unless expressly provided for in the corporation's certificate of incorporation. Washington Law provides for cumulative voting for elections of directors, but permits the elimination of cumulative voting if such exclusion is specified in the corporation's articles of incorporation. If cumulative voting is authorized (i.e., not expressly eliminated in the articles of incorporation), Washington Law requires that at least three (3) directors be elected at each annual meeting. Also, under Washington Law, directors may not be removed by the shareholders if the number of votes sufficient to elect that director under cumulative voting is cast against the director's removal. The Corporation's Articles of Incorporation are silent on the subject of cumulative voting and the Corporation's shareholders, thus, currently possess the ability to cumulate votes in the election of directors. However, since the Delaware Certificate does not provide for cumulative voting, the shareholders will not have cumulative voting rights after the consummation of the Merger. Accordingly, after the Merger, holders of a majority of the Corporation's common stock will be able to elect all directors to be elected at each annual meeting and to remove any director at a special meeting held for such purpose. Members of the Corporation's Board of Directors currently own or control the majority of the Corporation's outstanding common stock.

          When cumulative voting for the election of directors applies, a small minority shareholder or shareholders may be able to elect a member to the Corporation's Board of Directors, over the wishes of the majority, by casting all of his cumulated votes for that individual. For example, if seven directors are elected annually, one or more stockholders holding more than 12.5% of the voting power could elect a director. With conventional voting, on the other hand, each director is elected by a simple majority vote.

          The Board of Directors believes that cumulative voting should be eliminated for certain reasons. First, one of the principal effects of cumulative voting is to make it more likely that an individual or group of individuals who own less than a plurality of the voting stock would be able to obtain representation on the Board of Directors. Such an individual or group may have interests and goals which are not consistent with and may be in conflict with those of a majority of the shareholders. The Corporation's Board of Directors believes that each Director should represent the interests of all the shareholders, rather than the interests of any special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of the Corporation. Second, if cumulative voting were eliminated, minority shareholders would not in the future be able to use cumulative voting as a coercive device, such as by threatening to obtain representation on the Board of Directors as a means of forcing the Corporation to purchase their stock at a price above market or by otherwise unduly influencing management.

          While the Board of Directors does not consider the elimination of cumulative voting to be an anti-takeover measure, the elimination may have the effect of discouraging certain purchases of the Corporation's stock because of the reduced likelihood of obtaining board representation. Under certain circumstances, the elimination might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Corporation's stock or the removal of incumbent managers. The Board of Directors is not currently aware of any accumulation of its stock for the purpose of utilizing cumulative voting to obtain board representation. Further, the Board of Directors is not aware of the nomination of a candidate for the office of director in opposition to management-nominated director candidates at any time since the organization of the Corporation in the 1920's.

          The Board is not aware of, and this proposal is not in response to, any effort to invoke cumulative voting or to remove any directors.

     Preemptive Rights

          Under Washington Law, holders of certain shares of capital stock of a corporation have preemptive rights (which permit them to maintain their percentage ownership in the corporation by enabling them to purchase a portion of newly-issued shares), unless preemptive rights are expressly eliminated in the articles of incorporation. A shareholder generally may waive his or her preemptive rights under Washington Law. By contrast, Delaware Law provides that shareholders of a corporation do not have preemptive rights unless the certificate of incorporation expressly specifies the existence of such rights.

          Since the Corporation's Articles of Incorporation do not expressly eliminate pre-emptive rights, the Corporation's shareholders currently possess these rights. The Delaware Certificate does not specify the existence of pre-emptive rights and, upon consummation of the Merger, the shareholders will no longer be entitled to exercise these rights. As a result, the Corporation will be able to issue its capital stock to any public or private investor without first offering such stock to the Corporation's current shareholders. If any such shares are issued, present shareholders' ownership as a percentage of the total outstanding stock would be diluted. Any such issuances would be on such terms as determined by the Board of Directors in its lawfully exercised discretion.

          Compliance with the requirements of preemptive rights, if the Corporation should desire to issue additional common stock or securities convertible into common stock in the future, would involve considerable delay and substantial expense to the Corporation. In most situations, the Corporation would be required to initiate and complete a rights offering or solicit and obtain Shareholders' consent to a waiver of the preemptive rights before issuing any shares of stock. This may limit the Corporation's flexibility to take advantage of opportunities to raise capital for business growth or to finance acquisitions that may become available in the rapidly changing financial markets.

          Historically, preemptive rights originated at a time when companies were generally small and had relatively few stockholders, shares were not widely traded and there was little opportunity to purchase additional shares at a reasonable price except when the company had a new issue. Today, investors wishing to maintain or increase their holdings of the Corporation's stock may do so by purchasing shares through a broker-dealer making a market in the Corporation's shares.

          The Board of Directors believes that preemptive rights are not a significant benefit to the Shareholders, and that any benefit to shareholders of preemptive rights is outweighed by the benefit to the shareholders of increased flexibility and reduced costs in financing the operations of the Corporation.

     Distributions to Shareholders

          Delaware Law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the immediately preceding fiscal year, provided that the amount of capital of the corporation is not less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware Law provides that a corporation may redeem or repurchase its shares if such redemption or repurchase would not impair the capital of the corporation. In determining the amount of surplus of a corporation under Delaware Law, the assets of the corporation may be valued at their fair market value as determined by the board of directors.

          Under Washington Law, the payment of dividends and repurchases or redemptions of stock are permitted if, after giving effect to such action, the corporation is able to pay its debts as they become due in the ordinary course of business and the corporation's total assets exceed its total liabilities plus the amount that would be needed for preferential rights upon dissolution. The board of directors may base its determination that these requirements have been met on the corporation's financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances or on a fair valuation or other method that is reasonable under the circumstances.

     Removal of Directors

          Under Delaware Law, any director or the entire board of directors generally may be removed with or without cause by a majority vote of shareholders. Delaware Law also provides, however, that a director of a corporation with a classified board of directors may be removed only for cause unless the certificate of incorporation provides otherwise. Under Washington Law, shareholders may remove directors with or without cause unless the articles of incorporation provide for removal only for cause. The Articles of Incorporation of the Corporation do not provide for removal only for cause. Under both Delaware and Washington Law, if a director is elected by a voting group consisting of the holders of any class or series of shares, only shareholders of that voting group may participate in a vote to remove that director.

     Shareholders' Action by Written Consent

          Delaware Law provides that, unless the corporation's certificate of incorporation specifies otherwise, shareholders may take any action without a meeting by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Washington Law also permits shareholders to take action by written consent, but requires such written consent to be unanimous.

     Power to Amend Articles or Certificate of Incorporation


          Under Delaware Law, all amendments to a corporation's certificate of incorporation must be approved by a majority of the outstanding stock entitled to vote thereon; provided, however, that voting by class is required if a proposed amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of shares of such class, or alter or change the powers, preferences or special rights of shares of such class so as to affect them adversely.


          The Corporation's Articles of Incorporation contain no provision governing the amendment of the Articles of Incorporation. Under Washington Law, in the case of a "public company," the Articles may be amended by the affirmative vote of a majority of the shares entitled to vote. A public company is defined to include a company which has a class of shares registered with the federal Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or any successor statute, and which has more that 300 shareholders. The Corporation has more than 300 shareholders and thus is a "public company" for this purpose. Accordingly, the Corporation's Articles of Incorporation may currently be amended by a majority of the outstanding stock under the statute. In addition, should the Corporation have 300 or fewer shareholders at any time, Washington Law would provide that amendments to the Articles of Incorporation must have the approval of 2/3 of the outstanding stock for approval. Washington Law does, however, permit the articles of incorporation to specify that the articles may be amended by holders of a majority of outstanding voting stock regardless whether the corporation is public or not. The Board of Directors believes that a simple majority is the appropriate standard regardless of the number of the Corporation's shareholders.

          Upon consummation of the Merger the holders of a majority of the Corporation's outstanding stock will have the authority under Delaware Law to amend the Corporation's Certificate of Incorporation at any annual or special meeting of shareholders, regardless of the then current number of such shareholders.
     Since Russell C. Best, Chairman of the Board, President and Chief Executive Officer of the Corporation, currently owns beneficially approximately 66% of the outstanding shares of Common Stock of the Corporation, the Reincorporation would not have the effect of enhancing the ability of the incumbent Board of Directors or management to amend the corporate charter, even if the Corporation were not a public company under Washington Law. The Board of Directors does not intend this proposed change as an anti-takeover measure.

          Voting by separate voting groups on amendments to the articles is also required under Washington Law in certain circumstances. In addition, Washington Law also permits the board of directors to condition its submission of a proposal to amend the articles of incorporation on any basis, including a greater vote and separate voting by voting groups (if not otherwise required).

     Power to Adopt, Amend or Repeal Bylaws

          Delaware Law gives the power to adopt, amend or repeal bylaws to the corporation's shareholders, provided that the corporation's certificate of incorporation may give concurrent power to the board of directors. The Delaware Certificate includes such a concurrent grant of authority to the Board. Washington Law provides that a corporation's board of directors may amend or repeal a corporation's bylaws, or adopt new bylaws, unless (a) the articles of incorporation or Washington Law reserve such power exclusively to the shareholders; or (b) the shareholders, in amending or repeating a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. Washington Law also provides that a corporation's shareholders may also amend or repeal the corporation's bylaws, or adopt new bylaws, even though the board of directors also has such powers. Article VII of the Corporation's Bylaws currently indicates that the Board of Directors may adopt additional bylaws in harmony with the

     Corporation's Bylaws, but may not alter or repeal any bylaws adopted by the shareholders of the Corporation. The majority of the Corporation's Bylaws have been adopted by the Shareholders.


          After consummation of the Merger, the Board of Directors as well as the shareholders will have the authority to amend the Delaware Bylaws provided, however, that the Board of Directors will not have the power to amend or repeal any by-law which the shareholders have provided may not be amended or repealed by the Board. The Board of Directors believes that it is in the best interests of the shareholders that the Board be in a position to adopt, amend or repeal the Bylaws whenever such action becomes desirable for the benefit of the Corporation and its Shareholders, without the necessity and expense of obtaining shareholder approval at an annual or special shareholders meeting. The Bylaws generally pertain to matters of internal corporate governance within the particular competence of the Board of Directors and management of the Corporation. This change is not intended to have any anti-takeover effect. Since Russell C. Best, Chairman of the Board, President and Chief Executive Officer of the Corporation, currently beneficially owns approximately 66% of the outstanding Common Stock of the Corporation, he currently effectively has the power to cause the amendment, repeal or making of the Bylaws.


     Shareholder Demand for Special Meeting

          Under Delaware Law, only the board of directors and persons authorized in the corporation's bylaws may call a special meeting of shareholders. The Delaware Bylaws provide that the Chairman of the Board, the President, the Board and holders of 50% of the shares entitled to be voted at the meeting may call a special meeting of shareholders. By contrast, Washington Law provides that in addition to the board of directors and persons authorized in the corporation's articles of incorporation, holders of 10% of the shares entitled to be cast at the meeting may call a special meeting of shareholders. Washington Law also provides that the articles of incorporation or bylaws of a non-public corporation may contain provisions that increase the percentage of shares needed to call a special meeting up to 25%, and that the articles of incorporation of a publicly-held corporation may deny or otherwise limit a shareholder's right to call a special meeting. The articles of incorporation of the Corporation do not contain any provision relating to shareholders' rights to call a special meeting.

          Upon consummation of the Reincorporation, only the holders of a majority of shares entitled to vote will be permitted to call a special meeting thereby eliminating the possibility that a minority shareholder could force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board of Directors believes such consideration to be appropriate. This change is not intended to have any anti-takeover effect. Since Russell C. Best, Chairman of the Board, President and Chief Executive Officer of the Corporation, currently beneficially owns approximately 66% of the outstanding common stock of the

     Corporation, no shareholder proposal can be adopted without his concurrence.

     Director Liability

          Section 102(b)(7) of Delaware Law permits Delaware corporations, in their certificates of incorporation, to limit or eliminate director liability for money damages for a breach of the fiduciary duty, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising from the payment of a dividend or approval of a stock repurchase in violation of the Delaware Law, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains a provision eliminating such liability. The proposed change would not eliminate the directors' duty of care, but it would eliminate the financial exposure of directors of the Corporation for certain breaches of such duty. Directors would remain liable to the Corporation and its stockholders for the acts that are specifically excluded from the scope of the provision as listed above. The change would not be retroactive and therefore would not limit the liability of directors for any act or omission occurring prior to the adoption of the proposed amendment. Washington Law contains comparable provisions and prohibits retroactive application of any provision eliminating or limiting the liability of a director.

          Although the Corporation has had little difficulty in attracting and retaining directors, the Board of Directors believes that the Corporation should take all reasonable steps to ensure that it will continue to be able to attract and retain qualified persons for such positions and that directors will not be inhibited in their decision-making because of undue concerns about personal liability. Further, the change should have the effect of reducing the cost to the Corporation of obtaining directors and officers liability insurance as well as the risk that the Corporation's assets will be depleted in defending and indemnifying its officers and directors against frivolous stockholder litigation. After the Merger, a stockholder will be able to prosecute an action against a director for monetary damages only if the stockholder alleges a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an unlawful dividend payment or stock purchase or redemption or a breach of duty resulting in receipt of an improper personal benefit. A stockholder will not be able to prosecute such an action (including an action relating to an attempted takeover of the Corporation) based on "negligence" or "gross negligence" of a director in the performance of the director's duties. However, the proposed change will not limit or eliminate the right of the Corporation or any stockholder to seek an injunction, rescission or other form of non-monetary relief in the event of a breach of the duty of care by a director (although such relief may not be an effective remedy in certain circumstances). In addition, the proposed change applies only to claims against a director arising out of service in such capacity and, depending upon judicial interpretation, it may not be effective to relieve a director from liability under the laws of jurisdictions other than Delaware, such as liabilities imposed under the federal securities laws. The proposed change will have no effect on tort or other claims by third parties against directors. The proposed change will not preclude indemnification of a director by the Corporation for any liability which has not been eliminated by the change as permitted by the Delaware General Corporation Law and the Corporation's Bylaws.

          The Corporation has not received notice of any pending or threatened litigation to which any current director is a party or threatened to be made a party in such capacity to which the protections and benefits under the proposed change might apply; and the proposed change is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or potential director of the Corporation.

          The Board of Directors believes that the diligence exercised by directors stems primarily from their fiduciary duty and desire to act in the best interests of the Corporation and its Stockholders and not from fear of monetary damages. Consequently, they believe that the level of care exercised by them in the performance of their duties would not be lessened by the adoption of the proposed change. The Board of Directors recognizes that it and future members of the Board of Directors could personally benefit from approval of the proposed change, but for the reasons stated above, the Board of Directors believes that the proposed change is in the best interests of the Corporation and its Stockholders.

     Indemnification

          Delaware Law permits indemnification of officers, directors, employees and agents against liabilities and expenses incurred in proceedings if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. Indemnification in connection with a proceeding by or in the right of a corporation is limited to expenses actually and reasonably incurred by the indemnified person, and no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless indemnification is otherwise authorized by a court. Delaware Law requires indemnification of officers, directors, employees and agents to the extent such person has been successful on the merits or otherwise in proceedings in which the person was involved by reason of his or her status as an officer, director, employee or agent. Delaware Law also provides that the statutory indemnification is not exclusive of rights to indemnification provided in the charter, bylaws or agreement, or through resolutions of its board of directors or shareholders.


          Washington Law permits indemnification of officers, directors, employees and agents against liabilities and expenses incurred in proceedings if the individual acted in good faith and reasonably believed (1) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests, and (2) in all other cases, that his conduct was at least not opposed to its best interests. In the case of any criminal proceeding, the individual must either have had reasonable cause to believe the conduct was lawful or had no reasonable cause to believe the conduct was unlawful. Washington Law prohibits indemnification of any person adjudged to be liable to the corporation, unless indemnification is ordered by a court. If a court orders indemnification in such a circumstance, the indemnification may not exceed reasonable expenses incurred unless the articles of incorporation or bylaws, contract or resolution adopted by the shareholders provides otherwise. Washington Law contains a mandatory indemnification provision similar to Delaware's provisions, but Washington Law permits a corporation to limit such indemnification in its articles of incorporation.


     Anti-Takeover Law

          In general, Delaware Law prevents an "interested stockholder" (which is defined as any person who, individually or with others, owns 15% or more of the outstanding voting securities of a corporation), from engaging in certain business combinations (including, among other transactions, any merger or consolidation with, or sale or disposition of a substantial amount of assets to, an interested stockholder) with a Delaware corporation for three (3) years following the date such person became an interested stockholder unless certain conditions (such as approval by the Board of Directors prior to such date or by the affirmative vote of at least two-thirds (2/3) of the outstanding voting stock not owned by the interested stockholder on or after such date) are met. These anti-takeover provisions under Delaware Law do not apply to certain corporations (including those which do not have a class of voting stock listed on a national securities exchange, authorized for quotation on an inter-dealer quotation system, or held of record by more than 2,000 stockholders). However, these provisions will apply to any corporation which so specifies in its certificate of incorporation (or an amendment thereto).


          Washington Law contains provisions regulating "interested shareholder transactions" and "significant business transactions". Washington Law prohibits an "interested shareholder transaction" unless such transaction is approved by each voting group entitled to vote separately on the transaction by two-thirds (2/3) of the votes of disinterested holders of each such voting group. These provisions do not apply to a transaction (i) by a corporation with fewer than 300 holders of record of its shares (unless its articles of incorporation provide otherwise); (ii) approved by a majority of the corporation's disinterested directors; (iii) in which a majority of the disinterested directors determines that the fair market value of the consideration to be received by noninterested shareholders for shares of any class for which shares are owned by any interested shareholder is not less than the highest fair market value of the consideration paid by any interested shareholder in acquiring shares of the same class within 24 months of the proposed transaction; (iv) by a corporation whose original Articles of Incorporation includes a provision, or whose shareholders adopt an amendment to its Articles of Incorporation by two-thirds (2/3) of the votes of disinterested shareholders, expressly electing not to be covered by these statutory provisions. For purposes of these provisions, an "interested shareholder" is defined to include any person or group of affiliated persons who beneficially own 20% or more of the outstanding voting shares of a corporation.


          Washington Law also prohibits a Washington corporation from engaging in any "significant business transaction" (which is defined as (i) a merger or consolidation with an acquiring person or an affiliate or an associate of an acquiring person; or (ii) a sale, lease, exchange, transfer or other disposition or encumbrance to or with an acquiring person or an affiliate or an associate of an acquiring person of assets of the corporation (x) having an aggregate market value equal to 5% or more of the aggregate market value of all assets, (y) having an aggregate market value equal to 5% or more of all outstanding shares, or
     (z) representing 5% or more of the earning power or net income of the target corporation) for a period of 5 years following the date on which the acquiring person obtained such status unless such transaction is approved prior to such date by a majority of the members of the Board of Directors. A corporation that engages in a significant business transaction without obtaining such approval will have its certificate of incorporation revoked, and such significant transaction is void. For purposes of these provisions, an acquiring person is defined as a person or group of persons who beneficially owns 10% or more of the outstanding voting shares of the target corporation. The provisions restricting significant business transactions do not apply to a corporation which does not have a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended.

     Separate Voting by Voting Groups

          Under certain circumstances, Washington Law requires separate voting by voting groups in connection with a merger, share exchange, and sale of all or substantially all assets.
     Delaware Law generally does not require such class voting, except in circumstances where the transaction involves certain amendments to the certificate of incorporation.

     Number of Directors

          Unless the articles of incorporation specify otherwise, Washington Law permits the Board of Directors, as well as the shareholders, to increase the number of directors by a simple majority vote. The Corporation's Articles of Incorporation provide that upon a majority vote of the outstanding stock, the board may at any time be increased not to exceed seven. Delaware Law provides that the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number. The Delaware Bylaws provide that the board shall be composed of five members. The number of directors can be changed from time to time by amending the bylaws. Thus, after the Merger, either the Board or the shareholders can amend the bylaws by a majority vote to change the number of directors without any minimum or maximum constraints.

          The Board believes that it is capable, just as the shareholders are, of determining the advisability of expansion of the Board of Directors, due to the Board's familiarity with the Corporation's management and opportunities. The Board of Directors desires to have the flexibility to respond quickly to the availability of an excellent candidate for an additional director position, without the burden and expense of calling a special meeting of the shareholders.

     Federal Income Tax Consequences of the Reincorporation

          The Reincorporation will constitute a reorganization described in Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by the holders of Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by the Corporation or Best-Delaware. Each holder of Common Stock will have the same basis in the Best-Delaware Common Stock received pursuant to the Reincorporation as such holder had in the Common Stock held immediately prior to the Reincorporation, and the holding period with respect to the Best-Delaware Common Stock will include the period during which such holder held the corresponding Common Stock of the Corporation, so long as the Common Stock was held as a capital asset at the time of consummation of the Reincorporation.

          ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISOR AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

          Best-Delaware will succeed without adjustment to the tax attributes of the Corporation. If the Reincorporation is approved, Best-Delaware will be obligated to pay an annual franchise tax in Delaware.

          The Board of Directors unanimously recommends that the shareholders vote "FOR" the approval and adoption of the Merger Agreement and the Reincorporation Proposal.


                   PROPOSALS TO AMEND THE CORPORATION'S
                    ARTICLES OF INCORPORATION AND BYLAWS

     Description of the Proposed Amendments:

          The full text of the proposed amendments to the Corporation's Articles of and Bylaws is included in Exhibit D to this Information Statement. The following description is a summary only and is qualified in its entirety by reference to the text of the proposals under Exhibit D. The text of the proposals is subject to clerical and other non-material revisions that the Board may determine are necessary. THE BOARD OF DIRECTORS INTENDS TO SUBMIT THESE PROPOSALS TO A VOTE OF THE SHAREHOLDERS ONLY IF THE REINCORPORATION PROPOSAL IS NOT APPROVED BY THE REQUISITE VOTE OF SHAREHOLDERS. THESE AMENDMENTS WOULD EFFECT SOME BUT NOT ALL OF THE CHANGES THAT WOULD RESULT FROM THE REINCORPORATION.

                        PROPOSED AMENDMENT NUMBER 1

          The Board of Directors has unanimously approved, and proposes that the Shareholders adopt, an amendment to Article SECOND of the Corporation's Articles of Incorporation which would permit the Corporation to engage in any business, trade or activity which may be lawfully conducted by a corporation organized under the Washington Business Corporation Act. The text of the proposed amendment is set forth under Exhibit D.

     Reasons for Amendment:

          The Corporation's Articles of Incorporation were adopted in 1920, As then drafted and adopted, the Articles limited the Corporation's permitted activities to those expressly specified in its Articles of Incorporation. The modern corporate practice is to permit a corporation to conduct any and all activities permitted to be conducted by a business corporation. This practice is illustrated by Section 23B.03.010 of the Washington Business Corporation Act, which provides that a Washington corporation may engage in any lawful business, unless the corporation's articles of incorporation set forth a more limited purpose. The Board of Directors believes that such latitude permits management greater flexibility to respond to changing market conditions. At some point in time, the provisions of the current Articles of Incorporation, although broadly defining the Corporation's objects, purposes and permitted activities, could limit the Corporation's ability to respond to the demands of a changing marketplace.

     Effect of Amendment:

          The effect of the proposed amendment will be to permit the Corporation to engage in any activity which may be lawfully conducted by a corporation organized under the Washington Business Corporation Act. The amendment removes any doubt or technical concern as to the permitted scope of the Corporation's activities. Management does not currently contemplate engaging in any activity which would not be permitted under the Corporation's current Articles of Incorporation, but believes the proposed amendment to be in the best interests of the Corporation and the Shareholders.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 1 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.

                        PROPOSED AMENDMENT NUMBER 2

          The Board of Directors has unanimously approved, and proposes that the Shareholders adopt, an amendment to Article FIFTH of the Corporation's Articles of Incorporation to state that the Corporation's principal place of business is 6161 E. 75th Street, Indianapolis, Indiana. The text of the proposed amendment is set forth in Exhibit D.

     Reasons for Amendment

          Under the Washington Business Corporation Act, a corporation's articles of incorporation are required to state the corporation's principal office or place of business. Currently, Article FIFTH of the Corporation's Articles of Incorporation states that the Corporation's principal office or place of business is in the city of Seattle, King County, Washington, as was the case when the Corporation was initially organized. The Corporation's current principal place of business is 6161 E. 75th Street, Indianapolis, Indiana. The Board of Directors desires for the Corporation's Articles of Incorporation to correctly state its principal place of business.

     Effect of Amendment:

          The only effect of the amendment will be to correctly state the Corporation's principal place of business in its Articles of Incorporation.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 2 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.


                        PROPOSED AMENDMENT NUMBER 3

          The Board of Directors has unanimously approved, and proposes that the Shareholders adopt, an amendment to Article SIXTH of the Corporation's Articles of Incorporation to delete the names and addresses of the initial "trustees" of the Corporation, to designate the directors of the Corporation as "directors" rather than as "trustees," and to permit the Board of Directors to increase the number of members of the Board of Directors. The text of the proposed amendment is set forth in Exhibit D.

          Currently, the Washington Business Corporation Act provides that a corporation shall be managed under the direction of its board of directors. For many years, the Corporation has referred to its governing board in all cases as its "board of directors." Its Articles of Incorporation, however, have continued to use the archaic term "trustees" to refer to the Corporation's directors. The proposed amendment would change the references to "trustees" in Article SIXTH to references to "directors."

          Currently, Article SIXTH of the Corporation's Articles of Incorporation provides that the Shareholders may increase the number of the Corporation's directors from three to a greater number not exceeding seven. The proposed amendment will permit the Board of Directors, as well as the Shareholders, to increase the number of directors within the same parameters.

     Reasons for Amendment:

          The names and addresses of the Corporation's initial trustees are proposed to be deleted because they are of no importance to the Corporation's current business operations. The deletion of such names and addresses is permitted after incorporation by the Washington Business Corporation Act.

          The Board recommends that the provision regarding expansion of the Board of Directors be amended because it is believed that the Board is capable, just as the shareholders are, of determining the advisability of expansion of the Board of Directors, due to the Board's familiarity with the Corporation's management and opportunities. The Board of Directors desires to have the flexibility to respond quickly to the availability of an excellent candidate for an additional director position, without the burden and expense of calling a special meeting of the Shareholders. The proposed amendment does not limit or change in any way the Shareholders' current entitlement to increase the number of Directors from three to a number not greater than seven.

     Effect of Amendment:

          The only practical effect of the proposed amendment will be to permit the Board of Directors to increase the number of the Corporation's directors from three to any number not greater than seven, upon its own initiative.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 3 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.


                        PROPOSED AMENDMENT NUMBER 4

          The Board of Directors has unanimously approved, and proposes that the Shareholders adopt, a new Article SEVENTH of the Corporation's Articles of Incorporation to eliminate preemptive rights of the Shareholders. The text of the proposed amendment is set forth in Exhibit D.

          Section 23B.06.300 of the Washington Business Corporation Act provides that, unless a corporation's articles of incorporation provide otherwise, the Corporation's shareholders will, subject to certain limited exceptions, have preemptive rights. A preemptive right grants each shareholder the right to purchase additional shares of the Corporation's stock sufficient to preserve his proportionate interest in the Corporation's issued and outstanding stock, before the Corporation may offer newly issued shares to other parties or the public at large. Because the Corporation's Articles of Incorporation are now silent on the subject of preemptive rights, the Corporation's shareholders currently possess them, subject to certain statutory limitations.

     Reasons for Amendment:

          Compliance with the requirements of preemptive rights, if the Corporation should desire to issue additional common stock or securities convertible into common stock in the future, would involve considerable delay and substantial expense to the Corporation. In most situations, the Corporation would be required to initiate and complete a rights offering or solicit and obtain Shareholders' consent to a waiver of the preemptive rights before issuing any shares of stock. This may limit the Corporation's flexibility to take advantage of opportunities to raise capital for business growth or to finance acquisitions that may become available in the rapidly changing financial markets.

          Historically, preemptive rights originated at a time when companies were generally small and had relatively few stockholders and shares were not widely traded and there was little opportunity to purchase additional shares at a reasonable price except when the company had a new issue. Today, investors wishing to maintain or increase their holdings of the Corporation's stock may do so by purchasing shares through a broker-dealer making a market in the Corporation's shares.

          The Board of Directors believes that preemptive rights are not a significant benefit to the Shareholders, and that any benefit to shareholders of preemptive rights is outweighed by the benefit to the shareholders of increased flexibility in financing the operations of the Corporation.

     Effect of Amendment:

          After the proposed amendment is effective, the Corporation will be able to issue shares of its authorized common stock to any public or private investor, without first offering such stock to the Corporation's current shareholders. If any such shares are issued, present shareholders' ownership as a percentage of the total outstanding stock would be diluted. Any such issuances would be on such terms as determined by the Board of Directors in its lawfully exercised discretion.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 4 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.


                        PROPOSED AMENDMENT NUMBER 5

          The Board of Directors has approved, and proposes that the Stockholders adopt, a new Article EIGHTH of the Corporation's Articles of Incorporation to eliminate the right to cumulate votes in the election of directors. The text of the proposed amendment is set forth in Exhibit D.

          Section 23B.07.280 of the Washington Business Corporation Act provides that, unless a corporation's articles of incorporation provide otherwise, the corporation's shareholders are entitled to cumulate votes in the election of directors by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and to cast the product for a single candidate or distribute the product among two or more candidates. As a corollary to this rule, directors may not be removed by the shareholders if a number of votes sufficient to elect that director under cumulative voting is cast against the director's removal. Because the Corporation's Articles of Incorporation are now silent on the subject of cumulative voting, the Corporation's shareholders currently possess the ability to cumulate votes in the election of directors.

          When cumulative voting for the election of directors applies, a small minority shareholder or shareholders may be able to elect a member to the Corporation's Board of Directors, over the wishes of the majority, by casting all of his cumulated votes for that individual. For example, if seven directors are elected annually, one or more stockholders holding more than 12.5% of the voting power could elect a director. With conventional voting, on the other hand, each director is elected by a simple majority vote.

     Reasons for Amendment:

          The Board of Directors believes that cumulative voting should be eliminated for certain reasons. First, one of the principal effects of cumulative voting is to make it more likely that an individual or group of individuals who own less than a plurality of the voting stock would be able to obtain representation on the Board of Directors. Such an individual or group may have interests and goals which are not consistent with and may be in conflict with those of a majority of the shareholders. The Corporation's Board of Directors believes that each Director should represent the interests of all the shareholders, rather than the interests of any special constituency, and that the presence on the Board of one or more directors representing such a constituency could disrupt and impair the efficient management of the Corporation. Second, if cumulative voting were eliminated, minority shareholders would not in the future be able to use cumulative voting as a coercive device, such as by threatening to obtain representation on the Board of Directors as a means of forcing the Corporation to purchase their stock at a price above market or by otherwise unduly influencing management.

     Effect of Amendment:

          The effect of the proposed amendment will be that the holders of a majority of the Corporation's outstanding stock will be able to elect all of the directors being elected at each annual meeting of the Corporation. Further, the holders of a majority of the Corporation's outstanding stock will also be able to remove any director at a special meeting called for such purpose. The Shareholders should be aware that the members of the Corporation's Board of Directors currently own or control the voting of a majority of the Corporation's outstanding common stock.

          While the Board of Directors does not consider the elimination of cumulative voting to be an anti-takeover measure, the elimination may have the effect of discouraging certain purchases of the Corporation's stock because of the reduced likelihood of obtaining board representation. Under certain circumstances, the elimination might also render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Corporation's stock or the removal of incumbent managers. The Board of Directors is not currently aware of any accumulation of its stock for the purpose of utilizing cumulative voting to obtain board representation. Further, the Board of Directors is not aware of the nomination of a candidate for the office of director in opposition to management-nominated director candidates at any time since the organization of the Corporation in 1920.

          The Board is not aware of, and this proposal is not in response to, any effort to invoke cumulative voting or to remove any directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 5 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.


                        PROPOSED AMENDMENT NUMBER 6

          The Board of Directors has approved, and proposes that the Shareholders adopt, a new Article NINTH of the Corporation's Articles of Incorporation to provide for amendment of the Articles of Incorporation by the Shareholders. The text of the proposed amendment is set forth in Exhibit D.

          Currently, the Corporation's Articles of Incorporation contain no provision governing the amendment of the Articles of Incorporation. Under Section 23B.10.030(5) of the Washington Business Corporation Act, in the case of a "public company," the Articles may be amended by the affirmative vote of a majority of the shares entitled to vote. A public company is defined in
     Section 23B.01.400(21) of the Washington Business Corporation Act to include a company which has a class of shares registered with the federal Securities and Exchange Commission pursuant to
     Section 12 of the Securities Exchange Act of 1934 or any successor statute, and which has more that 300 shareholders. Currently, the Corporation has more than 300 shareholders and thus is a "public company" for this purpose. Accordingly, the Corporation's Articles of Incorporation may be amended by holders of a majority of the outstanding stock under the statute.

          The proposed amendment incorporates the same approval standard for amendments to the Articles of Incorporation as currently applies pursuant to Washington law.

     Reasons for Amendment:

          The Board of Directors believes that a matter as important to the Corporation as the procedure for amending its Articles of Incorporation should be specified in the Articles of Incorporation, rather than being left to the vagaries of state law, which is subject to change at any time. In addition, should the Corporation have 300 or fewer shareholders at any time,
     Section 23B.10.030(5) of the Washington Business Corporation Act would provide that amendments to the Articles of Incorporation must have the approval of 2/3 of the outstanding stock for approval. The Washington Business Corporation Act does, however, permit the articles of incorporation to specify that the articles may be amended by holders of a majority of outstanding voting stock regardless whether the corporation is public or not. The Board of Directors believes that a simple majority is the appropriate standard regardless of the number of the Corporation's shareholders.

     Effect of Amendment:

          The effect of the proposed amendment is that the holders of a majority of the Corporation's outstanding stock will be able to amend the Corporation's Articles of Incorporation at any annual or special meeting of Shareholders, regardless of the then current number of such Shareholders. Since Russell C. Best, President and Chief Executive Officer of the Corporation, currently owns beneficially approximately 66% of the outstanding shares of Common Stock of the Corporation, the amendment would not have the effect of enhancing the ability of the incumbent Board of Directors or management to amend the Articles of Incorporation, even if the Corporation were not a public company under the Washington Business Corporation Act. The Board of Directors does not intend the proposed amendment as an anti-takeover measure. No such amendments are currently under consideration.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSED AMENDMENT NUMBER 6 TO THE
     CORPORATION'S ARTICLES OF INCORPORATION.


                 PROPOSED AMENDMENT TO CORPORATION'S BYLAWS

          The Board of Directors has approved, and proposes that the Shareholders adopt, an amendment to the Corporation's Bylaws to permit the Board of Directors to amend, repeal or make new Bylaws for the Corporation, in addition to the shareholders' power to do the same. The text of the proposed amendment is set forth in Exhibit D.

          Section 23B. 10.200 of the Washington Business Corporation Act provides that a corporation's board of directors may amend or repeal a corporation's bylaws, or adopt new bylaws, unless (a) the articles of incorporation or the Washington Business Corporation Act reserve such power exclusively to the shareholders; or (b) the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The same section further provides that a corporation's shareholders may also amend or repeal the corporation's bylaws, or adopt new bylaws, even though the board of directors also has such powers.

          Article VII of the Corporation's Bylaws currently indicates that the Board of Directors may adopt additional bylaws in harmony with the Corporation's Bylaws, but may not alter or repeal any bylaws adopted by the shareholders of the Corporation. (The majority of the Corporation's Bylaws have been adopted by the shareholders.) Given the provisions of Washington law described above, it is not entirely clear that this limitation upon the Board of Directors' power to amend the Bylaws is legally valid.

          The proposed amendment clarifies the Board of Directors' power to amend the Bylaws by essentially restating current Washington law. Under the amendment, the Board of Directors may amend or repeal any bylaw unless, in adopting that bylaw, the shareholders expressly provide that it shall not be amended or repealed by the Board of Directors. The amendment also makes clear that the shareholders have the ultimate power to make the Corporation's Bylaws.

     Reasons for Amendment:

          The Board of Directors believes that it is in the shareholders' interest that the Board be in a position to adopt, amend or repeal the Bylaws whenever such action becomes desirable for the benefit of the Corporation and its Shareholders, without the necessity and expense of obtaining shareholder approval at an annual or special shareholders meeting. The Bylaws generally pertain to matters of internal corporate governance within the particular competence of the Board of Directors and management of the Corporation.

     Effect of Amendment:

          The effect of the proposed amendment will be that the Corporation's Board of Directors will have the power, subject to the subsequent review and potential amendment by the Shareholders, to make or amend the Bylaws without prior
     Shareholder approval.

          The amendment is not intended to have any anti-takeover effect. Since Russell C. Best, Chairman of the Board, President and Chief Executive Officer of the Corporation, currently beneficially owns approximately 66% of the outstanding Common Stock of the Corporation, he currently effectively has the power to cause the amendment, repeal or making of the Bylaws.

          The amendment does not deprive or limit in any way the power and entitlement which the Corporation's shareholders now have to adopt, amend or repeal the bylaws.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO THE CORPORATION'S BYLAWS.



                      VOTE REQUIRED TO APPROVE MATTERS

          A quorum for the meeting requires the presence in person or by proxy of holders of a majority of the outstanding shares of the common stock of the Corporation. Votes cast by proxy or in person at the meeting will be tabulated by the inspector(s) of election appointed for the meeting. Abstentions, "broker non-votes" (i.e., where brokers or nominees indicate that such persons have not received instructions from the beneficial owner or other person entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and votes withheld will be treated as present for purposes of determining the presence of a quorum. Brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of appointment of auditors. With respect to the Reincorporation Proposal, no broker may vote shares held for beneficial owners or other persons entitled to vote without specific instructions from such persons.


          The election of each director requires a plurality of the votes cast. Votes withheld will be deemed not to have been cast. Pursuant to Washington Law, shareholders are currently entitled to cumulate votes in the election of directors by multiplying the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and to cast the product for a single candidate or distribute the product among two or more candidates. If, however, Proposal Number 1 which would permit the reincorporation of the Corporation in Delaware is approved by the requisite vote of shareholders or, in the alternative, Proposal Number 6 to amend the articles of incorporation to eliminate cumulative voting is approved by the requisite vote of shareholders, thereby eliminating cumulative voting upon the effectiveness of the Merger or the amendment to the articles, as the case may be, the Corporation intends to file Articles of Merger with the Washington Secretary of State and the Delaware Secretary of State or articles of amendment with the Washington Secretary of State promptly.

          The approval of the Merger Agreement and Reincorporation Proposal requires the affirmative vote of the holders of shares representing two-thirds of the shares outstanding on the record date.


          The approval of the proposed amendments to the Articles of Incorporation and Bylaws requires the affirmative vote of the holders of shares representing a majority of the shares outstanding on the record date.


          Russell C. Best, Chairman of the Board, President and Chief Executive Officer of the Corporation, currently beneficially owns approximately 66% of the outstanding Common Stock of the Corporation and intends to vote his shares in favor of the Reincorporation Proposal or, if the Reincorporation Proposal is not approved, the proposed amendments to the Articles. With respect to such proposals, amendments, abstentions and broker non-votes will have the same effect as a vote against the proposal.


          The ratification of the appointment of the auditors requires the affirmative vote of a majority of the shares present in person and entitled to vote at the annual meeting.


                               OTHER BUSINESS


          As of the date of this Information Statement, the Board of Directors knows of no other business which will be presented for consideration at the meeting.


                        AVAILABILITY OF 10-K REPORT

          Copies of the 1994 Annual Report on Form 10-K will be forwarded without charge to security holders as of the record date upon written request to the Secretary.


                                   By Order of the Board of Directors,

                                   Gregg A. Dykstra, Secretary
                                   P.O. Box 50444
                                   Indianapolis, Indiana 46250

     EXHIBITS TO INFORMATION STATEMENT

     Exhibit A      Merger Agreement
     Exhibit B      Certificate of Incorporation
     Exhibit C      Delaware Bylaws
     Exhibit D      Amendment to Articles and Bylaws

                                 EXHIBIT A

                        AGREEMENT AND PLAN OF MERGER
                            FRANK E. BEST, INC.


     Parties:

          THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into by and between Frank E. Best, Inc., a Washington corporation ("Best-Washington") and Frank E. Best, Inc., a
     Delaware corporation ("Best-Delaware").

     Recitals:

          1. Best-Washington is a corporation duly organized and existing under the laws of the State of Washington.

          2. Best-Delaware is a corporation duly organized and existing under the laws of the State of Delaware.

          3. On the date of this Merger Agreement, Best-Washington's authorized capital consists of 600,000 shares of capital stock, par value $1.00 per share (the "Best-Washington Common Stock"), of which 598,710 shares are issued and outstanding.

          4. On the date of this Merger Agreement, Best-Delaware's authorized capital consists of 600,000 shares of Common Stock, par value $1.00 per share (the "Best-Delaware Common Stock"), of which 10 shares are issued and outstanding and owned by Best-Washington.

          5. The respective Boards of Directors of Best-Washington and Best-Delaware have determined that it is advisable and in the best interests of each such corporation that Best-Washington merge with and into Best-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Best-Washington in the State of Delaware.

          6. The respective Boards of Directors of Best-Washington and Best-Delaware have approved and adopted this Merger Agreement. Best-Washington has adopted this Merger Agreement as the sole stockholder of Best-Delaware and the Board of Directors of Best-Washington has directed that this Merger Agreement be submitted to a vote of its shareholders. The affirmative vote of the holders of two-thirds of the shares of Best-Washington Common Stock outstanding must approve this Merger Agreement for the merger to become effective.

          7. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

     Terms and Provisions:

          In consideration of the foregoing recitals and of the following terms and provisions, and subject to the following conditions, it is agreed:

          1.   Merger.  At the Effective Time (as defined in this
     Section 1), Best-Washington shall be merged with and into Best-Delaware (the "Merger"). Best-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation") and the separate corporate existence of Best-Washington shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

          2.   Governing Documents.

               a. The Certificate of Incorporation of Best-Delaware as it may be amended or restated subject to applicable law, as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

               b. The Bylaws of Best-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

          3. Officers and Directors. The persons who are officers and directors of Best-Washington immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

          4. Name. The name of the Surviving Corporation shall continue to be Frank E. Best, Inc.


          5. Succession. At the Effective Time, the separate corporate existence of Best-Washington shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of Best-Washington and all the rights, privileges, powers and franchises of Best-Washington, and all property, real, personal and mixed, and all debts due to Best-Washington on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of Best-Washington, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditors and liens upon any property of Best-Washington shall be preserved unimpaired, and all debts, liabilities and duties of Best-Washington shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of Best-Washington will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Best-Washington, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its stockholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to Best-Washington.


          6. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

               a. Each share of Best-Washington Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of Best-Delaware Common Stock.

               b. The 10 shares of Best-Delaware Common Stock issued and outstanding in the name of Best-Washington shall be cancelled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of unauthorized and unissued shares of Best-Delaware Common Stock.

          7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Best-Washington Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of, Best-Delaware Common Stock into which the shares of Best-Washington Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of Best-Washington or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of Best-Delaware Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of Best-Washington Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of Best-Delaware Common Stock.

          8. Other Employee Benefit Plans. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of Best-Washington under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

          9. Conditions. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time.

               a. The Merger shall have received the requisite approval of the holders of Best-Washington Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by Best-Washington and Best-Delaware.

               b. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

               c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of Best-Washington or Best-Delaware, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of Best-Delaware after the Effective Time, or create a risk of subjecting Best-Washington or Best-Delaware, or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

          10. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts entered into and to be performed wholly within the State of Delaware, except to the extent that the laws of the State of Washington are mandatorily applicable to the Merger.

          11. Amendment. Subject to applicable law and subject to the rights of Best-Washington's shareholders further to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

          12. Deferral or Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either Best-Washington or Best-Delaware or both, notwithstanding approval of this Merger Agreement by the shareholders of Best-Washington or the stockholders of Best-Delaware or both, if circumstances arise which, in the opinion of the Board of Directors of Best-Washington or Best-Delaware, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

          13. Counterparts. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

          14. Further Assurances. From time to time, as and when required or requested by either Best-Washington or Best-Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of Best-Washington and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

          IN WITNESS WHEREOF, Best-Washington and Best-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and delivered this ____ day of __________, 1995.
                                        FRANK E. BEST INC.,
                                         a Washington corporation

                                        By:   ________________________

                                             Title:     ______________
     ATTEST:

     By:  ___________________________

          Title:    _________________
                                        FRANK E. BEST, INC.,
                                          a Delaware corporation

                                        By:   ________________________

                                             Title:
     _______________
     ATTEST:

     By:  _________________________

          Title:    _______________

                                 EXHIBIT B


                      CERTIFICATE OF INCORPORATION OF
                            FRANK E. BEST, INC.

                                 ARTICLE I

          The name of this corporation is Frank E. Best, Inc.

                                 ARTICLE II

          The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address if The Corporation Trust Company.

                                ARTICLE III

          The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

                                 ARTICLE IV

          The Corporation shall have one class of stock, namely common capital stock and shall have authority to issue 600,000 shares of Common Stock, par value $1.00 per share.

                                 ARTICLE V

          The name and mailing address of the incorporator is Gregg A. Dykstra, 6161 E. 75th Street, Indianapolis, Indiana 46250

                                 ARTICLE VI

          The Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

                                ARTICLE VII


          No director shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that this Article VII shall not limit or eliminate the liability of a director, to the extent provided by applicable law: (i) for any breach of the duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. It is the intention of this Article VII to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law (or any successor provision).

          Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                ARTICLE VIII

          The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

          IN  WITNESS  WHEREOF,  the   undersigned  has  signed   this
     Certificate this ____ day of __________________, 1995.





     _________________________

                                 EXHIBIT C












                                   BYLAWS

                                     OF

                            FRANK E. BEST, INC.

                             TABLE OF CONTENTS
                                                                  Page

          ARTICLE l. OFFICES . . . . . . . . . . . . . . . . . . .   1

          ARTICLE 2. SHAREHOLDERS  . . . . . . . . . . . . . . . .   1
               2.1  Annual Meeting . . . . . . . . . . . . . . . .   1
               2.2  Special Meetings . . . . . . . . . . . . . . .   1
               2.3  Meetings by Communication Equipment  . . . . .   1
               2.4  Date, Time and Place of Meeting  . . . . . . .   1
               2.5  Notice of Meeting  . . . . . . . . . . . . . .   2
               2.6  Waiver of Notice . . . . . . . . . . . . . . .   2
               2.7  Fixing of Record Date for Determining
                    Shareholders . . . . . . . . . . . . . . . . .   2
               2.8  Voting Record  . . . . . . . . . . . . . . . .   3
               2.9  Quorum . . . . . . . . . . . . . . . . . . . .   3
               2.10 Manner of Acting . . . . . . . . . . . . . . .   3
               2.11 Proxies  . . . . . . . . . . . . . . . . . . .   4
               2.12 Voting of Shares . . . . . . . . . . . . . . .   4
               2.13 Voting for Directors . . . . . . . . . . . . .   4
               2.14 Action by Shareholders Without a Meeting . . .   4

          ARTICLE 3. BOARD OF DIRECTORS  . . . . . . . . . . . . .   5
               3.1  General Powers . . . . . . . . . . . . . . . .   5
               3.2  Number and Tenure  . . . . . . . . . . . . . .   5
               3.3  Chairman of the Board  . . . . . . . . . . . .   5
               3.4  Annual and Regular Meetings  . . . . . . . . .   6
               3.5  Special Meetings . . . . . . . . . . . . . . .   6
               3.6  Meetings by Communications Equipment . . . . .   6
               3.7  Notice of Special Meetings . . . . . . . . . .   6
                    3.7.1     Personal Delivery  . . . . . . . . .   6
                    3.7.2     Delivery by Mail . . . . . . . . . .   7
                    3.7.3     Delivery by Private Carrier  . . . .   7
                    3.7.4     Facsimile Notice . . . . . . . . . .   7
                    3.7.5     Oral Notice  . . . . . . . . . . . .   7
               3.8  Waiver of Notice . . . . . . . . . . . . . . .   7
                    3.8.1     In Writing . . . . . . . . . . . . .   7
                    3.8.2     By Attendance  . . . . . . . . . . .   7
               3.9  Quorum . . . . . . . . . . . . . . . . . . . .   8
               3.10 Manner of Acting . . . . . . . . . . . . . . .   8
               3.11 Presumption of Assent  . . . . . . . . . . . .   8
               3.12 Action by Board or Committees Without a
                    Meeting  . . . . . . . . . . . . . . . . . . .   8
               3.13 Resignation  . . . . . . . . . . . . . . . . .   9
               3.14 Removal  . . . . . . . . . . . . . . . . . . .   9
               3.15 Vacancies  . . . . . . . . . . . . . . . . . .   9
               3.16 Executive and Other Committees . . . . . . . .   9
                    3.16.1 Creation of Committees  . . . . . . . .   9
                    3.16.2 Authority of Committees . . . . . . . .   9
                    3.16.3 Quorum and Manner of Acting . . . . . .  10
                    3.16.4 Minutes of Meetings . . . . . . . . . .  10
                    3.16.5 Resignation . . . . . . . . . . . . . .  10
                    3.16.6 Removal . . . . . . . . . . . . . . . .  10
               3.17 Compensation . . . . . . . . . . . . . . . . .  10

          ARTICLE 4. OFFICERS  . . . . . . . . . . . . . . . . . .  11
               4.1  Appointment and Term . . . . . . . . . . . . .  11
               4.2  Resignation  . . . . . . . . . . . . . . . . .  11
               4.3  Removal  . . . . . . . . . . . . . . . . . . .  11
               4.4  Contract Rights of Officers  . . . . . . . . .  11

               4.5  Chief Executive Officer  . . . . . . . . . . .  11
               4.6  President  . . . . . . . . . . . . . . . . . .  12
               4.7  Vice President . . . . . . . . . . . . . . . .  12
               4.8  Secretary. . . . . . . . . . . . . . . . . . .  12
               4.9  Treasurer  . . . . . . . . . . . . . . . . . .  12
               4.10 General Counsel  . . . . . . . . . . . . . . .  13
               4.11 Salaries and Other Compensation  . . . . . . .  13

          ARTICLE 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS . . . .  13
               5.1  Contracts  . . . . . . . . . . . . . . . . . .  13
               5.2  Loans to the Corporation . . . . . . . . . . .  13
               5.3  Checks and Drafts  . . . . . . . . . . . . . .  13
               5.4  Deposits . . . . . . . . . . . . . . . . . . .  14

          ARTICLE 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER  .  14
               6.1  Issuance of Shares . . . . . . . . . . . . . .  14
               6.2  Certificates for Shares  . . . . . . . . . . .  14
               6.3  Stock Records  . . . . . . . . . . . . . . . .  14
               6.4  Transfer of Shares . . . . . . . . . . . . . .  14
               6.5  Lost or Destroyed Certificates . . . . . . . .  15

          ARTICLE 7. BOOKS AND RECORDS . . . . . . . . . . . . . .  15

          ARTICLE 8. ACCOUNTING YEAR . . . . . . . . . . . . . . .  16

          ARTICLE 9. SEAL  . . . . . . . . . . . . . . . . . . . .  16

          ARTICLE 10. INDEMNIFICATION  . . . . . . . . . . . . . .  16
               10.1 Right to Indemnification . . . . . . . . . . .  16
               10.2 Prepayment of Expenses . . . . . . . . . . . .  17
               10.3 Claims . . . . . . . . . . . . . . . . . . . .  17
               10.4 Non-Exclusivity of Rights  . . . . . . . . . .  17
               10.5 Other Indemnification  . . . . . . . . . . . .  17
               10.6 Amendment or Repeal  . . . . . . . . . . . . .  17

          ARTICLE 11. INTERESTED DIRECTOR CONTRACTS AND
          TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . .  18

          ARTICLE 12.  AMENDMENTS  . . . . . . . . . . . . . . . .  18

                                   BYLAWS

                                     OF

                            FRANK E. BEST, INC.

                             ARTICLE l. OFFICES


          The principal office of the corporation shall be located at the principal place of business or such other place as the Board of Directors ("Board") may designate. The corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the corporation may require from time to time.


                          ARTICLE 2. SHAREHOLDERS


     2.1  Annual Meeting.

          The annual meeting of the shareholders shall be held on the fourth Saturday in June of each year at the principal office of the Corporation or at such other location as the Board may designate, at a time to be determined by the Board, for the purpose of electing Directors and transacting such other business as may properly come before the meeting.

     2.2  Special Meetings.

          The Chairman of the Board, the President or the Board may call special meetings of the shareholders for any purpose. Further, a special meeting of the shareholders shall be held if the holders of not less than 50% of all the votes entitled to be cast on any issue proposed to be considered at such special meeting have dated, signed and delivered to the Secretary one or more written demands for such meeting, describing the purpose or purposes for which it is to be held.

     2.3  Meetings by Communication Equipment.

          Shareholders may participate in any meeting of the shareholders by any means of communication by which all persons participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

     2.4  Date, Time and Place of Meeting.

          Except as otherwise provided herein, all meetings of shareholders, including those held pursuant to demand by shareholders as provided herein, shall be held on such date and at such time and place, within or without the State of Delaware, designated by or at the direction of the Board.

     2.5  Notice of Meeting.


          Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given by or at the direction of the Board, the Chairman of the Board, the President or the Secretary to each shareholder entitled to notice of or to vote at the meeting not less than 10 nor more than 60 days before the meeting. Such notice may be transmitted by mail, private carrier, personal delivery or communications equipment which transmits a facsimile of the notice to like equipment which receives and reproduces such notice. If such notice is mailed, it shall be deemed effective when deposited in the official government mail, first-class postage prepaid, properly addressed to the shareholder at such shareholder's address as it appears in the corporation's current record of shareholders. Notice given in any other manner shall be deemed effective when dispatched to the shareholder's address, telephone number or other number appearing on the records of the corporation.


     2.6  Waiver of Notice.

          Whenever any notice is required to be given to any shareholder under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Further, notice of the time, place and purpose of any meeting will be deemed to be waived by any shareholder by attendance thereat in person or by proxy, unless such shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting.

     2.7  Fixing of Record Date for Determining Shareholders.


          For the purpose of determining shareholders entitled (a) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (b) to demand a special meeting, or (c) to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board may fix a future date as the record date for any such determination. Such record date shall be not more than 60 days, and in case of a meeting of shareholders not less than 10 days prior to the date on which the particular action requiring such determination is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting, the record date shall be the day immediately preceding the date on which notice of the meeting is first given to shareholders. Such a determination shall apply to any adjournment of the meeting unless the Board fixes a new record date. If no record date is set for the determination of shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, the record date shall be the date the Board adopted the resolution relating thereto or authorized such action.


     2.8  Voting Record.

          At least 10 days before each meeting of shareholders, an alphabetical list of the shareholders entitled to notice of such meeting shall be made, with the address of and number of shares held by each shareholder. This record shall be kept at the principal office of the corporation for 10 days prior to such meeting, and shall be kept open at such meeting, for the inspection of any shareholder or any shareholder's agent.

     2.9  Quorum.

          A majority of the votes entitled to be cast on a matter by the holders of shares that, pursuant to the Certificate of Incorporation or the Delaware General Corporation Law, are entitled to vote and be counted collectively upon such matter, represented in person or by proxy, shall constitute a quorum of such shares at a meeting of shareholders. If less than a majority of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice if the new date, time or place is announced at the meeting before adjournment. Any business may be transacted at a reconvened meeting that might have been transacted at the meeting as originally called, provided a quorum is present or represented thereat. Once a share is represented for any purpose at a meeting other than solely to object to holding the meeting or transacting business thereat, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is or must be set for the adjourned meeting) notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     2.10 Manner of Acting.

          If a quorum is present, action on a matter shall be approved if the votes cast in favor of the action by the shares entitled to vote and be counted collectively upon such matter exceed the votes cast against such action by the shares entitled to vote and be counted collectively thereon, unless the Certificate of Incorporation or the Delaware General Corporation Law requires a greater number of affirmative votes.

     2.11 Proxies.


          A shareholder may vote by proxy executed in writing by the shareholder or by his or her attorney-in-fact or agent. Such proxy shall be effective when received by the Secretary or other officer or agent authorized to tabulate votes. A proxy shall become invalid 3 years after the date of its execution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

     2.12 Voting of Shares.

          Except as otherwise provided in the Certificate of Incorporation, each outstanding share entitled to vote with respect to a matter submitted to a meeting of shareholders shall be entitled to one vote upon such matter.

     2.13 Voting for Directors.

          Each shareholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such shareholder for as many persons as there are Directors to be elected and for whose election such shareholder has a right to vote. Unless otherwise provided in the Certificate of Incorporation, the candidates elected shall be those receiving the largest number of votes cast, up to the number of Directors to be elected. Cumulative voting for Directors is prohibited.

     2.14 Action by Shareholders Without a Meeting.


          Any action which could be taken at a meeting of the shareholders may be taken without a meeting if one or more written consents setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. If not otherwise fixed by the Board, the record date for determining shareholders entitled to take action without a meeting is the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this chapter, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. Action taken by written consent of shareholders without a meeting is effective when all required consents are in the possession of the corporation, unless the consent specifies a later effective date. Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the shareholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders or members, as the case may be, who have not consented in writing.


                       ARTICLE 3. BOARD OF DIRECTORS

     3.1  General Powers.

          All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board, except as may be otherwise provided in these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

     3.2  Number and Tenure.

          The Board shall be composed of five Directors. The number of Directors may be changed from time to time by amendment to these Bylaws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director. Unless a Director dies, resigns, or is removed, his or her term of office shall expire at the next annual meeting of shareholders; provided, however, that a Director shall continue to serve until his or her successor is elected and qualified or until there is a decrease in the authorized number of Directors. Directors need not be shareholders of the corporation or residents of the State of Delaware and need not meet any other qualifications.

     3.3  Chairman of the Board.

          The Board shall elect a director as chairman, which director shall be known as the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board, and in addition, shall perform the following functions:

               a. general planning and management of all functions of the Board of Directors;
               b. organization of Board committees and assignments thereto;
               c. recruitment and nomination of additional or successor directors;
               d.   determining the agenda for all Board meetings; and
               e. development of Board members as appropriate for effectiveness on behalf of shareholders.

     The Chairman of the Board shall serve for a term of one (1) year and shall be elected at the annual meeting; provided, however, that the initial Chairman of the Board shall be elected by Written Consent of the Board of Directors and shall serve until the next ensuing annual meeting.

     3.4  Annual and Regular Meetings.


          An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of shareholders. By resolution, the Board, or any committee thereof, may specify the time and place either within or without the State of Delaware for holding other regular meetings thereof without notice other than such resolution.


     3.5  Special Meetings.


          Special meetings of the Board or any committee designated by the Board may be called by or at the request of the Chairman of the Board, the President, or, in the case of special Board meetings, any three Directors and, in the case of any special meeting of any committee designated by the Board, by the Chairman thereof. The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special Board or committee meeting called by them.

     3.6  Meetings by Communications Equipment.

          Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by, or conduct the meeting through the use of, any means of communication by which all Directors participating in the meeting can hear each other during the meeting. Participation by such means shall constitute presence in person at a meeting.

     3.7  Notice of Special Meetings.

          Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

          3.7.1     Personal Delivery.

          If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two days before the meeting.

          3.7.2     Delivery by Mail.

          If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail at least five days before the meeting, properly addressed to a Director at his or her address shown on the records of the corporation, with postage thereon prepaid.

          3.7.3     Delivery by Private Carrier.

          If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

          3.7.4     Facsimile Notice.

          If notice is delivered by wire or wireless equipment which transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

          3.7.5     Oral Notice.

          If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least two days before the meeting.

     3.8  Waiver of Notice.

          3.8.1     In Writing.


          Whenever any notice is required to be given to any Director under the provisions of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice and delivered to the corporation, whether before or after the date and time of the meeting, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee designated by the Board need be specified in the waiver of notice of such meeting.


          3.8.2     By Attendance.

          A Director's attendance at or participation in a Board or committee meeting shall constitute a waiver of notice of such meeting, unless the Director at the beginning of the meeting, or promptly upon his or her arrival, objects to holding the meeting or transacting business thereat and does not thereafter vote for or assent to action taken at the meeting.

     3.9  Quorum.

          A majority of the number of Directors fixed by or in the manner provided in these Bylaws shall constitute a quorum for the transaction of business at any Board meeting but, if less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

     3.10 Manner of Acting.

          If a quorum is present when the vote is taken, the act of the majority of the Directors present at a Board meeting shall be the act of the Board, unless the vote of a greater number is required by these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law.

     3.11 Presumption of Assent.


          A Director of the corporation who is present at a Board or committee meeting at which any action is taken shall be deemed to have assented to the action taken unless (a) the Director objects at the beginning of the meeting, or promptly upon the Director's arrival, to holding the meeting or transacting any business thereat, (b) the Director's dissent or abstention from the action taken is entered in the minutes of the meeting, or (c) the Director delivers written notice of the Director's dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation within a reasonable time after adjournment of the meeting. The right of dissent or abstention is not available to a Director who votes in favor of the action taken.

     3.12 Action by Board or Committees Without a Meeting.


          Any action which could be taken at a meeting of the Board or of any committee created by the Board may be taken without a meeting if one or more written consents setting forth the action so taken are signed by each of the Directors or by each committee member either before or after the action is taken and delivered to the corporation. Action taken by written consent of Directors without a meeting is effective when the last Director signs the consent, unless the consent specifies a later effective date. Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.


     3.13 Resignation.

          Any Director may resign at any time by delivering written notice to the Chairman of the Board, the President or the Secretary. Any such resignation is effective upon delivery thereof unless the notice of resignation specifies a later effective date and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     3.14 Removal.

          At a meeting of shareholders called expressly for that purpose, one or more members of the Board, including the entire Board, may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of Directors.

     3.15 Vacancies.


          Unless the Certificate of Incorporation provides otherwise, any vacancy occurring on the Board may be filled by the shareholders or the remaining numbers of the Board. A Director elected to fill a vacancy shall serve only until the next election of Directors by the shareholders.


     3.16 Executive and Other Committees.

          3.16.1 Creation of Committees.


          The Board, by resolution adopted by a majority of the members, may create standing or temporary committees, including an Executive Committee, and appoint members thereto from its own number and invest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board, these Bylaws and applicable law. Each committee must have one or more members, who shall serve at the pleasure of the Board.

          3.16.2 Authority of Committees.


          Each committee shall have and may exercise all of the authority of the Board to the extent provided in the resolution of the Board creating the committee and any subsequent resolutions pertaining thereto and adopted in like manner, except that no such committee shall have the authority to: (1) adopt, amend or repeal Bylaws, (2) amend the Certificate of Incorporation, (3) adopt an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 158, 263 or 264 of
     the Delaware General Corporation Law, (4) recommend to the shareholders the sale, lease, or exchange of all or substantially all of the corporation's property or assets; or (5) recommend to the shareholders a dissolution of the corporation or a revocation of a dissolution.


          3.16.3 Quorum and Manner of Acting.

          A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice. Except as may be otherwise provided in the Delaware General Corporation Law, if a quorum is present when the vote is taken, the act of a majority of the members present shall be the act of the committee.

          3.16.4 Minutes of Meetings.

          All committees shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

          3.16.5 Resignation.

          Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the President, the Secretary or the Board. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date, and the acceptance of such resignation shall not be necessary to make it effective.

          3.16.6 Removal.


          The Board may remove any member of any committee elected or appointed by it but only by the affirmative vote of a majority of the members.


     3.17 Compensation.

          By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing. No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.


                            ARTICLE 4. OFFICERS


     4.1  Appointment and Term.

          The officers of the corporation shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, a General Counsel, and any other officers appointed from time to time by the Board or by any other officer empowered to do so. The Board shall have sole power and authority to appoint executive officers. As used herein, the term "executive officer" shall mean the Chief Executive Officer, the President, any Vice President in charge of a principal business unit, division or function or any other officer who performs a policy-making function. The Board or the President may appoint such other officers and assistant officers to hold office for such period, have such authority and perform such duties as may be prescribed. The Board may delegate to any other officer the power to appoint any subordinate officers and to prescribe their respective terms of office, authority and duties. Any two or more offices may be held by the same person. Unless an officer dies, resigns or is removed from office, he or she shall hold office until his or her successor is appointed.

     4.2  Resignation.

          Any officer may resign at any time by delivering written notice thereof to the corporation. Any such resignation is effective upon delivery thereof, unless the notice of resignation specifies a later effective date; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     4.3  Removal.

          Any officer may be removed at any time, with or without cause, by the Board or by a signed writing delivered to the Secretary of the Corporation by the holders of a majority of the Corporation's outstanding common stock. An officer or assistant officer, if appointed by another officer, may be removed by any officer authorized to appoint officers or assistant officers.

     4.4  Contract Rights of Officers.

          The appointment of an officer does not itself create contract rights.

     4.5  Chief Executive Officer.

          The Chief Executive Officer shall perform such duties as shall be assigned to him or her by the Board from time to time.

     4.6  President.

          The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and shareholders in the absence of a Chairman of the Board, and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation. In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time. Unless the Board expressly directs otherwise, the President shall have the duty and the authority to cast the corporation's vote with respect to any shares of the stock or securities of any other corporation or entity which are held by the corporation. If no person is serving as Secretary, the President shall have responsibility for the preparation of minutes of meetings of the Board and shareholders and for authentication of the records of the corporation.

     4.7  Vice President.

          In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President. Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by or at the direction of the Board.

     4.8  Secretary.

          The Secretary shall be responsible for preparation of minutes of the meetings of the Board and shareholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

     4.9  Treasurer.

          The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these Bylaws, and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by or at the direction of the Board. In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer. If required by the Board, the Treasurer or any Assistant Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine.

     4.10 General Counsel.

          The General Counsel shall be responsible for all legal matters and affairs affecting the business of the corporation, and shall have such additional duties and responsibilities as from time to time may be assigned to him or her by the President or by or at the direction of the Board.

     4.11 Salaries and Other Compensation.

          The salaries and other compensation of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.


              ARTICLE 5. CONTRACTS, LOANS, CHECKS AND DEPOSITS

     5.1  Contracts.

          The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances.

     5.2  Loans to the Corporation.

          No significant loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board. Such authority may be general or confined to specific instances.

     5.3  Checks and Drafts.

          All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

     5.4  Deposits.

          All funds of the corporation, except for petty cash, not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.


               ARTICLE 6. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     6.1  Issuance of Shares.

          No shares of the corporation shall be issued unless authorized by the Board, or by a committee designated by the Board to the extent such committee is empowered to do so.

     6.2  Certificates for Shares.

          All stock certificates shall be signed by the Secretary and any one of the following officers: (i) the Chairman of the Board of Directors, (ii) the President, or (iii) any Vice President. Any or all signatures on a certificate may be a facsimile. A record of each certificate shall be kept with the stub, and a stock record book shall be kept showing the holders of all outstanding certificates of stock.

     6.3  Stock Records.

          The stock transfer books shall be kept at the principal office of the corporation or at the office of the corporation's transfer agent or registrar. The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

     6.4  Transfer of Shares.

          The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled.

     6.5  Lost or Destroyed Certificates.

          In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.


                        ARTICLE 7. BOOKS AND RECORDS


          The corporation shall:

          (a) Keep as permanent records minutes of all meetings of its shareholders and the Board, a record of all actions taken by the shareholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation.

          (b)  Maintain appropriate accounting records.

          (c) Maintain a record of its shareholders, in a form that permits preparation of a list of the names and addresses of all shareholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation.

          (d) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time.

          (e) Keep a copy of the following records at its principal office:

               1. the Certificate of Incorporation and all amendments thereto as currently in effect;

               2. the Bylaws and all amendments thereto as currently in effect;

               3. the minutes of all meetings of shareholders and records of all action taken by shareholders without a meeting, for the past three years;

               4.   financial statements for the past three years;

               5. all written communications to shareholders generally within the past three years;

               6. a list of the names and business addresses of the current Directors and officers; and

               7. the most recent annual report delivered to the Delaware Secretary of State.


                         ARTICLE 8. ACCOUNTING YEAR


          The accounting year of the corporation shall be the calendar year, provided that if a different accounting year is at any time selected by the Board for purposes of federal income taxes, or any other purpose, the accounting year shall be the year so selected.


                              ARTICLE 9. SEAL


          The Board may provide for a corporate seal which shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.


                        ARTICLE 10. INDEMNIFICATION


     10.1 Right to Indemnification.

          The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (a "Proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust enterprise or non-profit entity, including service with respect to employee benefits plans, against all liability and loss suffered and expenses reasonably incurred by such person. The corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the corporation.

     10.2 Prepayment of Expenses.

          The corporation shall pay the expenses incurred in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director, officer or employee in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director, officer or employee to repay all amounts advanced if it should be ultimately determined that the director, officer or employee is not entitled to be indemnified under this Article or otherwise.

     10.3 Claims.


          If a claim for indemnification or payment of expenses under this Article is not paid in full with sixty days after a written claim therefore has been received by the corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.



     10.4 Non-Exclusivity of Rights.


          The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these by-laws, agreement, vote of shareholders or disinterested directors or otherwise.


     10.5 Other Indemnification.

          The corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

     10.6 Amendment or Repeal.

          Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.


         ARTICLE 11. INTERESTED DIRECTOR CONTRACTS AND TRANSACTIONS


          No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


                          ARTICLE 12.  AMENDMENTS


          These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board. The shareholders may also alter, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board may be amended, repealed, altered or modified by the shareholders.

          The foregoing Bylaws were adopted by the Board on
     _______________.

                                    ________________________________
                                        Chairman of the Board

                                 EXHIBIT D

                        PROPOSED AMENDMENT NUMBER 1

          RESOLVED, that Article SECOND of the Corporation's Articles of Incorporation, regarding the purposes and objects of the Corporation, shall be. and the same hereby is, amended to provide a new section which shall read as follows:

               "To engage in any other business, trade or activity which may be lawfully conducted by a corporation organized under the Washington Business
          Corporation Act."


                        PROPOSED AMENDMENT NUMBER 2

          RESOLVED, that Article FIFTH of the Corporation's Articles of Incorporation shall be, and the same hereby is, amended to read in its entirety as follows:

               "The principal office or place of business of this corporation shall be 6161 E. 75th Street, Indianapolis,
          Indiana."


                        PROPOSED AMENDMENT NUMBER 3

          RESOLVED, that Article SIXTH of the Corporation's Articles of Incorporation shall be, and the same hereby is, amended to read in its entirety as follows:

               "The directors of the corporation shall be three
          (3) in number, provided, however, that the number of directors may be increased, but not to exceed seven
          (7), at any time by a majority vote of the stockholders or directors at a meeting properly called for that purpose."


                        PROPOSED AMENDMENT NUMBER 4

          RESOLVED, that a new Article SEVENTH shall be, and the same hereby is, added to the Corporation's Articles of Incorporation, which Article shall read in its entirety as follows:

               "No preemptive rights shall exist with respect to shares of stock or securities convertible into shares of stock of this corporation."


                        PROPOSED AMENDMENT NUMBER 5

          RESOLVED, that a new Article EIGHTH shall be, and the same hereby is, added to the Corporation's Articles of Incorporation, which Article shall read in its entirety as follows:

               "The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of this corporation."

                        PROPOSED AMENDMENT NUMBER 6

          RESOLVED, that a new Article NINTH shall be, and the same hereby is, added to the Corporation's Articles of Incorporation, which Article shall read in its entirety as follows:

               "This corporation reserves the right to amend or repeal any of the provisions contained in these Articles of Incorporation in any manner now or hereafter permitted by law; and the rights of the shareholders of this corporation are granted subject to this reservation. Any such amendment or repeal shall be effective if approved by a majority of the votes entitled to be cast at any meeting of shareholders properly called for such purpose."


                 PROPOSED AMENDMENT TO CORPORATION'S BYLAWS

          RESOLVED, That Article VII of the Corporation's Bylaws shall be,, and the same hereby is, amended to read in its entirety as follows:

               "These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors, except that the Board of Directors may not repeal or amend any Bylaw that the shareholders have adopted, and at the time of such adoption, have expressly provided may not be amended or repealed by the Board of Directors. The shareholders may also after, amend and repeal these Bylaws or adopt new Bylaws. All Bylaws made by the Board of Directors may be amended, repealed, altered or modified by the shareholders."